UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04098

Name of Registrant:	Vanguard Chester Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2021—September 30, 2022

Item 1:	Reports to Shareholders

Annual Report   |   September 30, 2022
Vanguard PRIMECAP Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Trustees Approve Advisory Arrangement	26
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended September 30, 2022, were a challenging period for financial markets. Vanguard PRIMECAP Fund returned –17.19% for Admiral Shares and –17.25% for Investor Shares for the period. Its benchmark, the Standard & Poor’s 500 Index, returned –15.47%.
•	Early on, pent-up demand helped spur global growth and push down unemployment rates. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check and increased fears of a recession.
•	Small-, mid-, and large-capitalization stocks all posted negative returns for the 12-month period. Large-capitalization stocks held up better than mid- and small-caps, while value stocks outperformed growth.
•	The fund’s holdings in health care contributed most to relative performance, while stock selection in information technology and industrials detracted most.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-17.22%	7.95%	9.00%
Russell 2000 Index (Small-caps)	-23.50	4.29	3.55
Russell 3000 Index (Broad U.S. market)	-17.63	7.70	8.62
FTSE All-World ex US Index (International)	-24.76	-0.95	-0.38
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-14.61%	-3.22%	-0.23%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.50	-1.85	0.59
FTSE Three-Month U.S. Treasury Bill Index	0.63	0.57	1.12
CPI
Consumer Price Index	8.20%	4.95%	3.76%
1

Advisor’s Report
For the 12 months ended September 30, 2022, Vanguard PRIMECAP Fund returned –17.19% for Admiral Shares and –17.25% for Investor Shares, lagging the –15.47% total return of the fund’s benchmark, the Standard & Poor’s 500 Index, but ahead of the –31.33% total return of the fund’s multi-capitalization growth fund competitors. Relative to the S&P 500 Index, unfavorable stock selection more than offset favorable sector allocation during the period.
Investment environment
The fiscal year ended September 30, 2022, was characterized by an abrupt degradation in market conditions. The year started on the upswing, with a continuation of the COVID-19-era recovery—and this despite yet another bout of COVID, as the contagious Omicron variant peaked in mid-January. But in this case the prognosis was mostly good news: Omicron proved more disruptive than destructive, and ultimately COVID’s grip on society was loosened.
Geopolitical hostility and widespread inflation, however, soon supplanted COVID as primary concerns. Russia’s invasion of Ukraine devastated the region and continues to pose risks to Europe and the world. At home, savings-rich consumers, fattened by abundant government stimulus, increasingly returned to pre-COVID activities, forcing businesses into a hiring spree. By summertime, record-high job openings outnumbered job seekers 2 to 1, reflecting an unprecedented imbalance between labor demand and supply.
Inflation thus broadened and worsened during the period. Price spikes in goods and commodities hemorrhaged into stickier categories like wages and services.
The Federal Reserve, chagrined by its earlier complacency as inflation ramped to runaway levels, executed a dramatic hawkish pivot, punctuated by an ongoing series of aggressive rate hikes. The real economy stalled somewhat; despite solid nominal economic growth and a tight labor market, real GDP declined during the first half of 2022. Yet the Fed resolved to further reduce economic activity, raising the prospects of a hard landing.
Equities unsurprisingly faltered amid this tumult, plummeting more than 25% from their January peak. Elevated inflation and rising interest rates weighed especially on high-valuation growth stocks in the S&P 500 Index; the communication services (–39%), consumer discretionary (–21%), and information technology (–20%) sectors lagged the market. Energy (+46%) fared best, boosted by higher oil prices. Defensive sectors also outperformed, including utilities (+6%), consumer staples (flat), and health care (–3%).
Outlook for U.S. equities
The S&P 500 Index’s valuation is now slightly below historical norms (15.2x forward P/E versus the 15.5x 20-year average). Likewise, the 10-year Treasury yield jumped to nearly 4%, a decade-high rate and comparable to its longer-term historical norm. These metrics on a

2

standalone basis perhaps warrant a neutral outlook.
But this ignores above-average macroeconomic risks, as the Fed’s explicit intention is to slow the economy. Forward earnings expectations are likely too high, even after abnormally large downward revisions to near-term estimates. Recent earnings reports have generally disappointed, with guidance reductions commonplace. Also, the stronger dollar has a direct negative impact on earnings given companies’ substantial foreign exposures; we observe limited evidence of the dollar’s mid-teen appreciation (versus year-ago levels, as measured by the U.S. Dollar Index) in next year’s earnings estimates. These concerns, among others, leave us somewhat cautious overall, even after the market’s swift recalibration.
Portfolio update
The portfolio maintained its substantial overweight positions in health care and industrial stocks; these sectors comprised 39% of average assets compared to their 22% combined weighting in the S&P 500. The portfolio was equally weighted in information technology (28% of average assets) and consumer discretionary (12%) and underweight financials (8% of average assets versus 11% for the S&P 500), communication services (6% versus 10%), and energy (2% versus 4%). The fund maintained limited exposure to all other sectors, including consumer staples, materials, real estate, and utilities.
Sector allocation was modestly favorable during the period. The fund benefited from its overweight position in the health care sector, its underweight position in communication services, and a modest cash position. These tailwinds were partly offset by underweight positions in the three best-performing sectors, energy, utilities, and consumer staples.
Unfavorable stock selection detracted from relative results, with strength in health care more than offset by weakness in industrials and information technology. The fund’s largest position, Eli Lilly (+42%), logged another stellar year on the back of its new obesity drug, tirzepatide, while biotechnology heavyweights Amgen (+10%) and Biogen (–6%) also outperformed the market. Within industrials, the fund’s significant transportation holdings generally lagged; despite reopening momentum, Southwest (–40%) underperformed as fuel costs spiked, while shipping giant FedEx (–31%) disappointed the market with its weak outlook. German industrial automation company Siemens (–38%) also underperformed, with currency weakness compounding company-specific challenges. Within information technology, two key holdings, Adobe (–52%) and Intel (–50%), were cut in half during the period, adding to the headwind from the fund’s sizable underweight position in Apple (–2%).
As of September 30, 2022, the fund’s top 10 holdings comprised 38% of assets.
3

Advisor perspectives
We assess this year’s developments as a potential paradigm shift in the market. Notwithstanding an occasional glitch, the decade-plus since the Great Recession had been remarkably benign, with accommodative financial conditions, steady if modest global economic growth, and a relentless equity bull market. A pliant Federal Reserve, offering investors quasi-insurance in the form of a “Fed put,” underwrote a “buy the dip” mentality that became ubiquitous.
But the COVID era—both the virus and especially the policy response to it—ultimately sowed enough dislocation to tip the proverbial apple cart. Ironically, it was COVID’s abrupt fade, or rather, its welcome shift to endemic status, that applied the final push. The mass normalization of society, coupled with two years of excessive money supply growth, unleashed the worst inflation in 40 years.
The hallmarks of the prior paradigm—low interest rates, inflation, and growth—bred a certain type of winner. Growth stocks, for instance, dominated value, and large likewise trumped small; in the 13 calendar years from 2009 through 2021, growth and large outperformed their counterparts 10 times each. Growth outperformed value by 650 basis points annually (the Russell 3000 Growth Index returned 19.1%; its value counterpart returned 12.6%), while large outpaced small by 230 basis points annually (the Russell 1000 and Russell 2000 returned 16.1% and 13.8%, respectively). The ultimate winners were Big Tech stocks; the ascendance of
Apple, Amazon, Alphabet, Meta, and Netflix—the so-called FAANG stocks—explains much of this large growth stock phenomenon.
A new paradigm would upend this dynamic, as investors migrate from yesterday’s darlings to fresh leadership. Over the past year, FAANG stocks indeed struggled; Netflix (–61%), Meta (–60%), Amazon (–31%), and Alphabet (–28%) all badly lagged, with only Apple (–2%) holding its ground. That said, picking the next winners is never straightforward. Despite largely avoiding the FAANG collapses, the fund still struggled in relative terms due to its own idiosyncratic miscues. Energy and defensive sectors outperformed during the fiscal year, as did value. Other than several biopharmaceutical companies, our differentiated holdings generally failed to deliver.
But tomorrow’s longer-term winners are, as always, uncertain. The contours of this potential new paradigm have yet to take shape. Rapidly rising rates tend to break things, and we expect wreckage if the Fed perseveres. But eventually we believe a less Fed-centric market will arise, one where fundamentals and valuations feature more prominently than last decade’s artificial backstop. We are optimistic our holdings’ promising long-term fundamentals and attractive valuations will benefit from this evolution.
Conclusion
Our investment approach is vulnerable to extended periods of underperformance;
4

mistakes and misfortune sometimes conspire, and the COVID era included plenty of both. But we have high conviction much better days are ahead, and we see in the current market reckoning a paradigm shift may be underway. We believe the funds are well positioned, and we are also searching for new opportunities amid the market carnage.
PRIMECAP Management Company
October 13, 2022
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended September 30, 2022
	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return
PRIMECAP Fund
Investor Shares	$1,000.00	$809.70	$1.72
Admiral™ Shares	1,000.00	809.90	1.41
Based on Hypothetical 5% Yearly Return
PRIMECAP Fund
Investor Shares	$1,000.00	$1,023.16	$1.93
Admiral Shares	1,000.00	1,023.51	1.57
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
7

PRIMECAP Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
PRIMECAP Fund Investor Shares	-17.25%	8.17%	13.19%	$34,522
S&P 500 Index	-15.47	9.24	11.70	30,244
Dow Jones U.S. Total Stock Market Float Adjusted Index	-18.05	8.48	11.28	29,120

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
PRIMECAP Fund Admiral Shares	-17.19%	8.25%	13.27%	$173,887
S&P 500 Index	-15.47	9.24	11.70	151,221
Dow Jones U.S. Total Stock Market Float Adjusted Index	-18.05	8.48	11.28	145,598
See Financial Highlights for dividend and capital gains information.
8

PRIMECAP Fund
Fund Allocation
As of September 30, 2022
Communication Services	6.2%
Consumer Discretionary	12.3
Consumer Staples	0.3
Energy	2.5
Financials	7.1
Health Care	32.3
Industrials	12.3
Information Technology	25.5
Materials	1.5
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
9

PRIMECAP Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.2%)
Communication Services (6.0%)
*	Alphabet Inc. Class A	12,382,440	1,184,380
*	Alphabet Inc. Class C	7,000,820	673,129
*	Baidu Inc. ADR	5,381,348	632,254
*	Walt Disney Co.	3,867,305	364,803
	Activision Blizzard Inc.	3,595,100	267,260
*	Meta Platforms Inc. Class A	531,050	72,053
*	Charter Communications Inc. Class A	198,440	60,197
*	T-Mobile US Inc.	357,000	47,899
*	Live Nation Entertainment Inc.	536,860	40,823
*	Netflix Inc.	78,800	18,553
*	Altice USA Inc. Class A	1,180,000	6,879
	Comcast Corp. Class A	87,369	2,562
*	Roblox Corp. Class A	26,500	950
	Nintendo Co. Ltd.	17,500	706
	Electronic Arts Inc.	5,700	659
			3,373,107
Consumer Discretionary (11.9%)
*	Tesla Inc.	6,299,700	1,670,995
[1]	Sony Group Corp. ADR	13,848,745	887,012
*	Alibaba Group Holding Ltd. ADR	9,913,817	793,006
	Ross Stores Inc.	7,825,790	659,479
	TJX Cos. Inc.	8,515,300	528,970
*,2	Mattel Inc.	27,336,838	517,760
[2]	Whirlpool Corp.	2,994,832	403,733
*	Amazon.com Inc.	3,519,600	397,715
	Bath & Body Works Inc.	3,533,314	115,186
*	Royal Caribbean Cruises Ltd.	2,599,047	98,504
*	Dollar Tree Inc.	637,000	86,696
	Marriott International Inc. Class A	451,410	63,261
*	Flutter Entertainment plc (XDUB)	472,229	51,817
	Hilton Worldwide Holdings Inc.	423,766	51,115
	eBay Inc.	1,283,000	47,227
	McDonald's Corp.	191,800	44,256
	Restaurant Brands International Inc.	808,900	43,017
	Lowe's Cos. Inc.	200,000	37,562
*	Victoria's Secret & Co.	1,179,071	34,335
*	Burlington Stores Inc.	248,000	27,749
		Shares	Market Value• ($000)
*	Las Vegas Sands Corp.	712,300	26,726
	MGM Resorts International	552,000	16,405
*	Carnival Corp.	2,054,065	14,440
*	Ulta Beauty Inc.	21,000	8,425
*	O'Reilly Automotive Inc.	11,000	7,737
*	AutoZone Inc.	2,750	5,890
	Dollar General Corp.	1,400	336
			6,639,354
Consumer Staples (0.3%)
	Sysco Corp.	1,371,300	96,965
	Altria Group Inc.	621,700	25,104
	Constellation Brands Inc. Class A	25,700	5,903
	Mowi ASA	418,000	5,317
	Philip Morris International Inc.	43,300	3,594
*	Haleon plc ADR	548,000	3,337
			140,220
Energy (2.4%)
	Hess Corp.	5,817,700	634,071
	Pioneer Natural Resources Co.	2,293,100	496,525
	EOG Resources Inc.	1,701,200	190,075
*	Transocean Ltd. (XNYS)	11,761,373	29,051
	Schlumberger NV	88,400	3,173
			1,352,895
Financials (6.9%)
	Wells Fargo & Co.	29,691,547	1,194,194
	JPMorgan Chase & Co.	5,951,475	621,929
	Marsh & McLennan Cos. Inc.	3,098,815	462,622
	Bank of America Corp.	14,735,732	445,019
	Raymond James Financial Inc.	4,316,958	426,602
	Charles Schwab Corp.	3,493,214	251,057
	US Bancorp	2,617,300	105,530
	Progressive Corp.	907,000	105,402
	Citigroup Inc.	1,959,200	81,640
	CME Group Inc.	442,468	78,374
	Goldman Sachs Group Inc.	150,000	43,958
	Morgan Stanley	276,800	21,870
	Discover Financial Services	182,525	16,595
			3,854,792
10

PRIMECAP Fund
		Shares	Market Value• ($000)
Health Care (31.4%)
	Eli Lilly & Co.	15,712,718	5,080,707
*,2	Biogen Inc.	8,920,561	2,381,790
	Amgen Inc.	9,218,855	2,077,930
	AstraZeneca plc ADR	25,876,758	1,419,081
	Thermo Fisher Scientific Inc.	2,257,639	1,145,052
*	Boston Scientific Corp.	26,465,244	1,024,999
	Bristol-Myers Squibb Co.	11,956,923	850,018
	Novartis AG ADR	10,499,605	798,075
	Roche Holding AG	1,722,423	560,705
*	BioMarin Pharmaceutical Inc.	6,246,579	529,523
*	BeiGene Ltd. ADR	2,123,790	286,329
	Abbott Laboratories	2,578,995	249,544
	Zimmer Biomet Holdings Inc.	2,381,230	248,958
	CVS Health Corp.	2,359,490	225,025
*	Elanco Animal Health Inc. (XNYS)	13,507,019	167,622
	Agilent Technologies Inc.	809,226	98,362
*	IQVIA Holdings Inc.	442,224	80,105
	Stryker Corp.	359,200	72,752
	Medtronic plc	723,190	58,398
*	Edwards Lifesciences Corp.	492,100	40,662
	Sanofi ADR	968,000	36,803
[3]	Siemens Healthineers AG	851,517	36,526
	Alcon Inc.	433,987	25,249
	Danaher Corp.	56,902	14,697
	GSK plc ADR	438,400	12,902
*	Waters Corp.	27,030	7,285
*	Seagen Inc.	24,040	3,289
	UnitedHealth Group Inc.	5,735	2,896
*	Zimvie Inc.	211,223	2,085
	Humana Inc.	4,276	2,075
			17,539,444
Industrials (12.0%)
	FedEx Corp.	8,931,358	1,326,039
*	Southwest Airlines Co.	26,197,378	807,927
	Siemens AG (Registered)	8,037,669	785,625
	Union Pacific Corp.	2,240,900	436,572
	Airbus SE	4,812,239	414,817
*	United Airlines Holdings Inc.	12,391,583	403,098
	Caterpillar Inc.	2,230,068	365,910
*	Delta Air Lines Inc.	10,588,850	297,123
	United Parcel Service Inc. Class B	1,543,670	249,364
*	American Airlines Group Inc.	19,365,013	233,155
	Textron Inc.	3,488,600	203,246
*	TransDigm Group Inc.	343,916	180,494
*	Alaska Air Group Inc.	3,765,100	147,404
	Carrier Global Corp.	3,227,000	114,752
	General Dynamics Corp.	540,330	114,642
	CSX Corp.	3,222,000	85,834
	Otis Worldwide Corp.	1,324,100	84,478
	Deere & Co.	248,790	83,068
	JB Hunt Transport Services Inc.	515,900	80,697
		Shares	Market Value• ($000)
	Raytheon Technologies Corp.	480,000	39,293
	L3Harris Technologies Inc.	189,000	39,280
	Honeywell International Inc.	230,000	38,403
	Rockwell Automation Inc.	173,050	37,225
*	Lyft Inc. Class A	2,149,970	28,315
	nVent Electric plc	887,000	28,038
	AMETEK Inc.	221,000	25,064
	Pentair plc	580,000	23,565
*	Ryanair Holdings plc ADR	250,000	14,605
*	Uber Technologies Inc.	116,350	3,083
			6,691,116
Information Technology (24.8%)
	Microsoft Corp.	9,164,080	2,134,314
	Texas Instruments Inc.	11,474,272	1,775,988
	KLA Corp.	4,129,720	1,249,777
*	Adobe Inc.	4,493,757	1,236,682
	Micron Technology Inc.	24,436,874	1,224,287
	Intel Corp.	30,524,218	786,609
	NetApp Inc.	8,622,891	533,326
	Oracle Corp.	8,322,700	508,267
	Intuit Inc.	1,285,000	497,706
	QUALCOMM Inc.	3,550,106	401,091
	Visa Inc. Class A	2,210,700	392,731
	Analog Devices Inc.	2,698,410	375,996
	HP Inc.	13,880,746	345,908
[1]	Telefonaktiebolaget LM Ericsson ADR	52,002,338	298,493
	Hewlett Packard Enterprise Co.	24,592,976	294,624
	NVIDIA Corp.	1,965,790	238,627
	Apple Inc.	1,675,000	231,485
*	Splunk Inc.	2,359,040	177,400
	Cisco Systems Inc.	4,371,279	174,851
	Entegris Inc.	1,835,622	152,393
	Applied Materials Inc.	1,418,800	116,242
	Corning Inc.	3,990,600	115,807
*	PayPal Holdings Inc.	1,140,770	98,186
	Mastercard Inc. Class A	308,300	87,662
*	Autodesk Inc.	464,200	86,713
	Fidelity National Information Services Inc.	794,000	60,003
*	Palo Alto Networks Inc.	328,500	53,805
*,1	BlackBerry Ltd.	9,975,500	46,885
*	Western Digital Corp.	1,160,000	37,758
*	Keysight Technologies Inc.	198,200	31,189
	Teradyne Inc.	327,100	24,582
*	Salesforce Inc.	101,800	14,643
	VMware Inc. Class A	121,612	12,947
	Dell Technologies Inc. Class C	275,700	9,421
	Infineon Technologies AG ADR	75,000	1,647
*	Arista Networks Inc.	4,000	452
*	Unity Software Inc.	7,900	252
*	RingCentral Inc. Class A	5,550	222
*	Okta Inc.	3,500	199
			13,829,170
Materials (1.5%)
	Albemarle Corp.	1,115,135	294,886
	Glencore plc	34,658,839	182,133

11

PRIMECAP Fund
		Shares	Market Value• ($000)
	Freeport-McMoRan Inc.	3,146,900	86,005
	Linde plc	264,500	71,306
	Corteva Inc.	1,238,116	70,758
	DuPont de Nemours Inc.	1,345,056	67,791
	Dow Inc.	1,343,817	59,034
			831,913
Total Common Stocks (Cost $24,791,650)			54,252,011
Temporary Cash Investments (3.0%)
Money Market Fund (3.0%)
[4,5]	Vanguard Market Liquidity Fund, 2.828% (Cost $1,696,643)	16,972,734	1,696,764
Total Investments (100.2%) (Cost $26,488,293)			55,948,775
Other Assets and Liabilities—Net (-0.2%)			(107,808)
Net Assets (100%)			55,840,967
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $117,341,000.
2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the aggregate value was $36,526,000, representing 0.1% of net assets.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $122,699,000 was received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
12

PRIMECAP Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $23,603,972)	50,948,728
Affiliated Issuers (Cost $2,884,321)	5,000,047
Total Investments in Securities	55,948,775
Investment in Vanguard	2,256
Cash	100,504
Receivables for Investment Securities Sold	13,438
Receivables for Accrued Income	57,439
Receivables for Capital Shares Issued	10,129
Total Assets	56,132,541
Liabilities
Foreign Currency Due to Custodian, at Value (Proceeds $1)	1
Payables for Investment Securities Purchased	128,143
Collateral for Securities on Loan	122,699
Payables to Investment Advisor	28,340
Payables for Capital Shares Redeemed	9,168
Payables to Vanguard	3,223
Total Liabilities	291,574
Net Assets	55,840,967
1 Includes $117,341 of securities on loan.
At September 30, 2022, net assets consisted of:

Paid-in Capital	21,324,346
Total Distributable Earnings (Loss)	34,516,621
Net Assets	55,840,967

Investor Shares—Net Assets
Applicable to 33,605,504 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,243,141
Net Asset Value Per Share—Investor Shares	$126.26

Admiral Shares—Net Assets
Applicable to 394,263,045 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	51,597,826
Net Asset Value Per Share—Admiral Shares	$130.87

See accompanying Notes, which are an integral part of the Financial Statements.
13

PRIMECAP Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	899,268
Interest—Unaffiliated Issuers	—
Interest—Affiliated Issuers	11,197
Securities Lending—Net	91
Total Income	910,556
Expenses
Investment Advisory Fees—Note B	123,484
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,059
Management and Administrative—Admiral Shares	77,944
Marketing and Distribution—Investor Shares	335
Marketing and Distribution—Admiral Shares	1,932
Custodian Fees	2,090
Auditing Fees	29
Shareholders’ Reports—Investor Shares	48
Shareholders’ Reports—Admiral Shares	158
Trustees’ Fees and Expenses	26
Other Expenses	42
Total Expenses	216,147
Expenses Paid Indirectly	(8)
Net Expenses	216,139
Net Investment Income	694,417
Realized Net Gain (Loss)
Capital Gains Distributions Received – Affiliated Issuers	38
Investment Securities Sold—Unaffiliated Issuers	5,073,476
Investment Securities Sold—Affiliated Issuers	177,523
Foreign Currencies	802
Realized Net Gain (Loss)	5,251,839
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(16,990,330)
Investment Securities—Affiliated Issuers	(472,429)
Foreign Currencies	(1,449)
Change in Unrealized Appreciation (Depreciation)	(17,464,208)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,517,952)
1	Dividends are net of foreign withholding taxes of $16,583,000.

See accompanying Notes, which are an integral part of the Financial Statements.
14

PRIMECAP Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	694,417	577,541
Realized Net Gain (Loss)	5,251,839	7,262,792
Change in Unrealized Appreciation (Depreciation)	(17,464,208)	10,391,810
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,517,952)	18,232,143
Distributions
Investor Shares	(553,707)	(551,613)
Admiral Shares	(6,487,189)	(5,760,196)
Total Distributions	(7,040,896)	(6,311,809)
Capital Share Transactions
Investor Shares	(197,112)	(897,885)
Admiral Shares	659,600	(1,408,182)
Net Increase (Decrease) from Capital Share Transactions	462,488	(2,306,067)
Total Increase (Decrease)	(18,096,360)	9,614,267
Net Assets
Beginning of Period	73,937,327	64,323,060
End of Period	55,840,967	73,937,327

See accompanying Notes, which are an integral part of the Financial Statements.
15

PRIMECAP Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$168.72	$142.86	$133.12	$147.61	$126.84
Investment Operations
Net Investment Income[1]	1.456	1.183	1.745	1.715	1.474
Net Realized and Unrealized Gain (Loss) on Investments	(27.430)	39.134	17.947	(6.495)	26.529
Total from Investment Operations	(25.974)	40.317	19.692	(4.780)	28.003
Distributions
Dividends from Net Investment Income	(1.150)	(1.542)	(1.690)	(1.470)	(1.400)
Distributions from Realized Capital Gains	(15.336)	(12.915)	(8.262)	(8.240)	(5.833)
Total Distributions	(16.486)	(14.457)	(9.952)	(9.710)	(7.233)
Net Asset Value, End of Period	$126.26	$168.72	$142.86	$133.12	$147.61
Total Return[2]	-17.25%	29.74%	15.05%	-2.41%	22.86%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,243	$5,878	$5,697	$6,095	$7,126
Ratio of Total Expenses to Average Net Assets	0.38%[3]	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	0.95%	0.73%	1.31%	1.32%	1.08%
Portfolio Turnover Rate	3%	5%	6%	5%	8%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.38%.

See accompanying Notes, which are an integral part of the Financial Statements.
16

PRIMECAP Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$174.92	$148.12	$138.02	$153.09	$131.45
Investment Operations
Net Investment Income[1]	1.621	1.345	1.920	1.880	1.622
Net Realized and Unrealized Gain (Loss) on Investments	(28.426)	40.564	18.600	(6.756)	27.508
Total from Investment Operations	(26.805)	41.909	20.520	(4.876)	29.130
Distributions
Dividends from Net Investment Income	(1.343)	(1.716)	(1.853)	(1.647)	(1.444)
Distributions from Realized Capital Gains	(15.902)	(13.393)	(8.567)	(8.547)	(6.046)
Total Distributions	(17.245)	(15.109)	(10.420)	(10.194)	(7.490)
Net Asset Value, End of Period	$130.87	$174.92	$148.12	$138.02	$153.09
Total Return[2]	-17.19%	29.83%	15.13%	-2.34%	22.95%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$51,598	$68,059	$58,626	$57,177	$62,361
Ratio of Total Expenses to Average Net Assets	0.31%[3]	0.31%	0.31%	0.31%	0.31%
Ratio of Net Investment Income to Average Net Assets	1.02%	0.80%	1.39%	1.39%	1.15%
Portfolio Turnover Rate	3%	5%	6%	5%	8%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.31%.

See accompanying Notes, which are an integral part of the Financial Statements.
17

PRIMECAP Fund
Notes to Financial Statements
Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
18

PRIMECAP Fund
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
19

PRIMECAP Fund
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received and related professional fees incurred during the year, if any, are included in dividend income and other expenses, respectively. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2022, the investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2022, the fund had contributed to Vanguard capital in the amount of $2,256,000, representing less than 0.01% of the fund’s net assets and 0.90% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2022, custodian fee offset arrangements reduced the fund’s expenses by $8,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
20

PRIMECAP Fund
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of September 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	52,214,365	2,037,646	—	54,252,011
Temporary Cash Investments	1,696,764	—	—	1,696,764
Total	53,911,129	2,037,646	—	55,948,775
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	238,423
Total Distributable Earnings (Loss)	(238,423)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	559,871
Undistributed Long-Term Gains	4,503,800
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	29,452,712
21

PRIMECAP Fund
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	804,431	722,975
Long-Term Capital Gains	6,236,465	5,588,834
Total	7,040,896	6,311,809
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	26,495,656
Gross Unrealized Appreciation	33,366,621
Gross Unrealized Depreciation	(3,913,502)
Net Unrealized Appreciation (Depreciation)	29,453,119
G.	During the year ended September 30, 2022, the fund purchased $2,029,281,000 of investment securities and sold $7,813,884,000 of investment securities, other than temporary cash investments.
H.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	229,327	1,457	348,874	2,168
Issued in Lieu of Cash Distributions	527,986	3,387	536,328	3,657
Redeemed	(954,425)	(6,080)	(1,783,087)	(10,861)
Net Increase (Decrease)—Investor Shares	(197,112)	(1,236)	(897,885)	(5,036)
Admiral Shares
Issued	1,600,922	10,130	3,667,358	21,693
Issued in Lieu of Cash Distributions	6,077,212	37,637	5,395,981	35,507
Redeemed	(7,018,534)	(42,598)	(10,471,521)	(63,912)
Net Increase (Decrease)—Admiral Shares	659,600	5,169	(1,408,182)	(6,712)
22

PRIMECAP Fund
I.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Biogen Inc.	2,594,892	5,551	67,701	44,990	(195,942)	—	—	2,381,790
Mattel Inc.	510,740	—	4,092	15	11,097	—	—	517,760
Plantronics Inc.	93,716	—	145,804	132,499	(80,411)	—	—	—
Vanguard Market Liquidity Fund	1,726,256	NA1	NA1	(318)	(7)	11,197	38	1,696,764
Whirlpool Corp.	NA2	—	1,596	337	(207,166)	—	—	403,733
Total	4,925,604	5,551	219,193	177,523	(472,429)	11,197	38	5,000,047
1	Not applicable—purchases and sales are for temporary cash investment purposes.
2	Not applicable—at September 30, 2021, the issuer was not an affiliated company of the fund.
J.	Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard PRIMECAP Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard PRIMECAP Fund (one of the funds constituting Vanguard Chester Funds, referred to hereafter as the "Fund") as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 18, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
24

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $771,912,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $6,446,880,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $3,975,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
25

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and material that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP, founded in 1983, is recognized for its long-term approach to growth equity investing. Five experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach employed by PRIMECAP is designed to emphasize individual decision-making and enable the portfolio managers to invest in their highest-conviction ideas. The advisor’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. PRIMECAP has managed the fund since its inception in 1984.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
26

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.
The board did not consider the profitability of PRIMECAP in determining whether to approve the advisory fee, because PRIMECAP is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
27

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q590 112022

Annual Report  |  September 30, 2022
Vanguard Target Retirement Funds
Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2025 Fund
Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2035 Fund
Vanguard Target Retirement 2040 Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended September 30, 2022, were a challenging period for financial markets. Early on, pent-up demand helped spur global growth and push unemployment rates down. The economic backdrop deteriorated, however, as inflation soared, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, prompting aggressive tightening by the Federal Reserve and increased fears of a recession.
•	Returns for the six Vanguard Target Retirement Funds covered in this report ranged from –19.42% for the 2040 Fund to –14.19% for the Income Fund. (The funds with target dates of 2045 through 2070 are covered in a separate report).
•	Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates. The funds invest all of their assets in Vanguard index funds that seek to match the performance of broad stock and bond market indexes.
•	For the 10 years ended September 30, the funds’ average annual returns ranged from 3.31% for the Income Fund to 7.40% for the 2040 Fund.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-17.22%	7.95%	9.00%
Russell 2000 Index (Small-caps)	-23.50	4.29	3.55
Russell 3000 Index (Broad U.S. market)	-17.63	7.70	8.62
FTSE All-World ex US Index (International)	-24.76	-0.95	-0.38
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-14.61%	-3.22%	-0.23%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.50	-1.85	0.59
FTSE Three-Month U.S. Treasury Bill Index	0.63	0.57	1.12
CPI
Consumer Price Index	8.20%	4.95%	3.76%

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2022
	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$883.30	$0.38
Target Retirement 2020 Fund	$1,000.00	$861.50	$0.37
Target Retirement 2025 Fund	$1,000.00	$842.90	$0.37
Target Retirement 2030 Fund	$1,000.00	$830.90	$0.37
Target Retirement 2035 Fund	$1,000.00	$822.60	$0.37
Target Retirement 2040 Fund	$1,000.00	$813.40	$0.36
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.67	$0.41
Target Retirement 2020 Fund	$1,000.00	$1,024.67	$0.41
Target Retirement 2025 Fund	$1,000.00	$1,024.67	$0.41
Target Retirement 2030 Fund	$1,000.00	$1,024.67	$0.41
Target Retirement 2035 Fund	$1,000.00	$1,024.67	$0.41
Target Retirement 2040 Fund	$1,000.00	$1,024.67	$0.41
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.08%, 0.08%, 0.08%, 0.08%, 0.08%, and 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Target Retirement Income Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement Income Fund	-14.19%	1.96%	3.31%	$13,855
Target Income Composite Index	-14.03	2.23	3.54	14,163
Bloomberg U.S. Aggregate Bond Index	-14.60	-0.27	0.89	10,927
Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index, as well as the Bloomberg U.S. Treasury Inflation-Protected Securities Index through June 2, 2013, and the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.

Target Retirement Income Fund
Underlying Vanguard Funds
As of September 30, 2022
Vanguard Total Bond Market II Index Fund Investor Shares	37.5%
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	17.3
Vanguard Total Stock Market Index Fund Institutional Plus Shares	17.1
Vanguard Total International Bond II Index Fund Institutional Shares	16.5
Vanguard Total International Stock Index Fund Investor Shares	11.6
The table reflects the fund’s investments, except for short-term investments and derivatives.

Target Retirement Income Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.8%)
U.S. Stock Fund (16.9%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	37,700,093	6,173,767
International Stock Fund (11.5%)
	Vanguard Total International Stock Index Fund Investor Shares	285,109,074	4,191,103
U.S. Bond Funds (54.1%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	1,458,579,174	13,535,615
	Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	263,067,990	6,232,081
			19,767,696
International Bond Fund (16.3%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	232,246,714	5,936,226
Total Investment Companies (Cost $34,885,582)			36,068,792
Temporary Cash Investments (1.2%)
Money Market Fund (1.2%)
[1]	Vanguard Market Liquidity Fund, 2.828% (Cost $446,261)	4,464,420	446,308
Total Investments (100.0%) (Cost $35,331,843)			36,515,100
Other Assets and Liabilities—Net (0.0%)			6,853
Net Assets (100%)			36,521,953
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Target Retirement Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2022	2,002	224,349	(10,841)
E-mini S&P 500 Index	December 2022	1,299	233,918	(32,475)
				(43,316)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $35,331,843)	36,515,100
Cash	3,924
Cash Collateral Pledged—Futures Contracts	16,597
Receivables for Investment Securities Sold	140,000
Receivables for Accrued Income	151,727
Receivables for Capital Shares Issued	24,211
Total Assets	36,851,559
Liabilities
Payables for Investment Securities Purchased	295,595
Payables for Capital Shares Redeemed	29,803
Variation Margin Payable—Futures Contracts	4,208
Total Liabilities	329,606
Net Assets	36,521,953
At September 30, 2022, net assets consisted of:

Paid-in Capital	35,083,381
Total Distributable Earnings (Loss)	1,438,572
Net Assets	36,521,953

Net Assets
Applicable to 3,044,442,720 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	36,521,953
Net Asset Value Per Share	$12.00
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	682,240
Net Investment Income—Note B	682,240
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	30,974
Affiliated Funds Sold[1]	350,674
Futures Contracts	(13,904)
Realized Net Gain (Loss)	367,744
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	(5,139,397)
Futures Contracts	(38,643)
Change in Unrealized Appreciation (Depreciation)	(5,178,040)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,128,056)
1	Includes $60,324,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	682,240	322,402
Realized Net Gain (Loss)	367,744	1,040,422
Change in Unrealized Appreciation (Depreciation)	(5,178,040)	86,983
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,128,056)	1,449,807
Distributions
Total Distributions	(1,512,703)	(609,990)
Capital Share Transactions
Issued	4,128,690	3,092,305
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement Income Fund—Note G	8,507,454	—
Issued in Connection with Acquisition of Vanguard Target Retirement 2015 Fund—Note G	17,151,053	—
Issued in Lieu of Cash Distributions	1,422,170	575,385
Redeemed	(5,368,260)	(5,761,722)
Net Increase (Decrease) from Capital Share Transactions	25,841,107	(2,094,032)
Total Increase (Decrease)	20,200,348	(1,254,215)
Net Assets
Beginning of Period	16,321,605	17,575,820
End of Period	36,521,953	16,321,605
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.24	$14.54	$13.85	$13.52	$13.46
Investment Operations
Net Investment Income[1]	.380	.278	.308	.341	.334
Capital Gain Distributions Received[1]	.017	.056	—	—	.001
Net Realized and Unrealized Gain (Loss) on Investments	(2.381)	.887	.696	.533	.107
Total from Investment Operations	(1.984)	1.221	1.004	.874	.442
Distributions
Dividends from Net Investment Income	(.382)	(.256)	(.297)	(.352)	(.327)
Distributions from Realized Capital Gains	(.874)	(.265)	(.017)	(.192)	(.055)
Total Distributions	(1.256)	(.521)	(.314)	(.544)	(.382)
Net Asset Value, End of Period	$12.00	$15.24	$14.54	$13.85	$13.52
Total Return[2]	-14.19%	8.48%	7.35%	6.75%	3.31%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36,522	$16,322	$17,576	$16,984	$16,613
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%[3]	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.82%	1.84%	2.19%	2.54%	2.47%
Portfolio Turnover Rate	19%[4]	6%	17%	10%	6%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement Income Fund on February 11, 2022, the AFFE was 0.12% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis and remained 0.08% following the acquisition of Vanguard Target Retirement 2015 Fund on July 8, 2022. See Note G.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund
Notes to Financial Statements
Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Target Retirement Income Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2022, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement Income Fund
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2022, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions, distributions in connection with fund share redemptions, and adjustments related to fund acquisition were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	134,892
Total Distributable Earnings (Loss)	(134,892)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year

Target Retirement Income Fund
losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	136,772
Undistributed Long-Term Gains	136,114
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(13,347)
Net Unrealized Gains (Losses)	1,179,033
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	599,113	335,548
Long-Term Capital Gains	913,590	274,442
Total	1,512,703	609,990
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	35,336,067
Gross Unrealized Appreciation	4,005,098
Gross Unrealized Depreciation	(2,826,065)
Net Unrealized Appreciation (Depreciation)	1,179,033
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	308,419	204,713
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement Income Fund—Note G	610,729	—
Issued in Connection with Acquisition of Vanguard Target Retirement 2015 Fund—Note G	1,349,414	—
Issued in Lieu of Cash Distributions	102,470	38,362
Redeemed	(397,574)	(380,863)
Net Increase (Decrease) in Shares Outstanding	1,973,458	(137,788)

Target Retirement Income Fund
G.  On February 11, 2022, the Vanguard Target Retirement Income Fund acquired all the net assets of Vanguard Institutional Target Retirement Income Fund (the “Institutional Target Retirement Income Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 610,729,000 shares of Vanguard Target Retirement Income Fund for the 358,209,000 shares of the Institutional Target Retirement Income Fund outstanding on February 11, 2022. The Institutional Target Retirement Income Fund's net assets of $8,507,454,000, including $918,723,000 of unrealized appreciation, were combined with Vanguard Target Retirement Income Fund's net assets of $15,628,555,000, resulting in combined net assets of $24,136,009,000 on February 11, 2022.
On July 8, 2022, the Vanguard Target Retirement Income Fund acquired all the net assets of Vanguard Target Retirement 2015 Fund (the “Target Retirement 2015 Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in December 2021. The acquisition was accomplished by a tax-free exchange of 1,349,414,000 shares of Vanguard Target Retirement Income Fund for the 1,369,892,000 shares of the Target Retirement 2015 Fund outstanding on July 8, 2022. The Target Retirement 2015 Fund's net assets of $17,151,053,000, including $1,731,772,000 of unrealized appreciation, were combined with Vanguard Target Retirement Income Fund's net assets of $22,160,053,000, resulting in combined net assets of $39,311,106,000 on July 8, 2022.
Assuming that the acquisitions had been completed on October 1, 2021, the beginning of the fund’s reporting period, the fund’s pro forma results of operations for the year ended September 30, 2022, would be:
Amount ($000)
Net Investment Income	1,098,591
Realized Net Gain (Loss)	942,590
Change in Unrealized Appreciation (Depreciation)	(6,960,968)
Net increase (Decrease) In Net Assets Resulting from Operations	(4,919,787)
Because the combined funds have been managed as a single integrated fund since the respective acquisitions were completed, it is not practical to separate the results of operations of Vanguard Institutional Target Retirement Income Fund and Vanguard Target Retirement 2015 Fund that have been included in the fund’s Statement of Operations since February 11, 2022 and July 8, 2022, respectively.

Target Retirement Income Fund
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost[1] ($000)	Proceeds from Securities Sold[2] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	199,815	NA3	NA3	(83)	37	3,272	3	446,308
Vanguard Short-Term Inflation-Protected Securities Index Fund	2,754,748	4,626,027	779,923	(923)	(367,848)	254,399	—	6,232,081
Vanguard Total Bond Market II Index Fund	6,026,797	10,302,818	699,447	(50,884)	(2,043,669)	189,431	14,249	13,535,615
Vanguard Total International Bond Index Fund	2,591,754	76,771	2,563,003	153,556	(259,078)	60,050	16,722	—
Vanguard Total International Bond II Index Fund	26,337	7,214,564	377,683	(35,301)	(891,691)	26,973	—	5,936,226
Vanguard Total International Stock Index Fund	1,917,131	2,847,239	102,692	10,668	(481,243)	83,924	—	4,191,103
Vanguard Total Stock Market Index Fund	2,785,275	2,686,754	1,126,493	273,641	1,554,590	64,191	—	6,173,767
Total	16,301,857	27,754,173[4]	5,649,241	350,674	(2,488,902)[4]	682,240	30,974	36,515,100
1	Includes $412,000,000 of portfolio securities received as a result of in-kind purchases of the fund’s capital shares.
2	Includes $314,560,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
3	Not applicable—purchases and sales are for temporary cash investment purposes.
4	Includes securities of $7,570,972,000 and unrealized appreciation of $918,723,000 related to the acquisition of the Vanguard Institutional Target Retirement Income Fund and securities of $15,233,090,000 and unrealized appreciation of $1,731,772,000 related to the acquisition of the Vanguard Target Retirement 2015 Fund. See Note G.
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.

Target Retirement 2020 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2020 Fund	-15.83%	2.91%	5.46%	$17,018
Target 2020 Composite Index	-15.53	3.26	5.74	17,480
MSCI US Broad Market Index	-17.67	8.70	11.45	29,566
Target 2020 Composite Index. Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index and the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.

Target Retirement 2020 Fund
Underlying Vanguard Funds
As of September 30, 2022
Vanguard Total Bond Market II Index Fund Investor Shares	32.1%
Vanguard Total Stock Market Index Fund Institutional Plus Shares	25.1
Vanguard Total International Stock Index Fund Investor Shares	17.1
Vanguard Total International Bond II Index Fund Institutional Shares	14.6
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	11.1
The table reflects the fund’s investments, except for short-term investments and derivatives.

Target Retirement 2020 Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (24.8%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	60,334,357	9,880,354
International Stock Fund (16.9%)
	Vanguard Total International Stock Index Fund Investor Shares	457,780,231	6,729,370
U.S. Bond Funds (42.6%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	1,357,231,958	12,595,113
	Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	184,618,712	4,373,617
			16,968,730
International Bond Fund (14.4%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	224,800,592	5,745,903
Total Investment Companies (Cost $36,416,382)			39,324,357
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 2.828% (Cost $500,070)	5,002,371	500,087
Total Investments (100.0%) (Cost $36,916,452)			39,824,444
Other Assets and Liabilities—Net (0.0%)			10,330
Net Assets (100%)			39,834,774
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Target Retirement 2020 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2022	2,296	257,295	(12,474)
E-mini S&P 500 Index	December 2022	1,356	244,182	(33,900)
				(46,374)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $36,916,452)	39,824,444
Cash Collateral Pledged—Futures Contracts	17,700
Receivables for Investment Securities Sold	15,000
Receivables for Accrued Income	114,858
Receivables for Capital Shares Issued	26,036
Total Assets	39,998,038
Liabilities
Payables for Investment Securities Purchased	122,667
Payables for Capital Shares Redeemed	36,124
Variation Margin Payable—Futures Contracts	4,473
Total Liabilities	163,264
Net Assets	39,834,774
At September 30, 2022, net assets consisted of:

Paid-in Capital	35,444,479
Total Distributable Earnings (Loss)	4,390,295
Net Assets	39,834,774

Net Assets
Applicable to 1,570,420,088 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	39,834,774
Net Asset Value Per Share	$25.37
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	947,441
Net Investment Income—Note B	947,441
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	42,547
Affiliated Funds Sold[1]	1,476,336
Futures Contracts	(38,182)
Realized Net Gain (Loss)	1,480,701
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	(9,826,110)
Futures Contracts	(39,424)
Change in Unrealized Appreciation (Depreciation)	(9,865,534)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,437,392)
1	Includes $200,272,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	947,441	525,644
Realized Net Gain (Loss)	1,480,701	4,149,780
Change in Unrealized Appreciation (Depreciation)	(9,865,534)	(639,346)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,437,392)	4,036,078
Distributions
Total Distributions	(4,080,032)	(1,972,170)
Capital Share Transactions
Issued	3,925,733	4,223,125
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2020 Fund—Note G	27,887,495	—
Issued in Lieu of Cash Distributions	3,912,325	1,914,388
Redeemed	(9,745,997)	(14,716,058)
Net Increase (Decrease) from Capital Share Transactions	25,979,556	(8,578,545)
Total Increase (Decrease)	14,462,132	(6,514,637)
Net Assets
Beginning of Period	25,372,642	31,887,279
End of Period	39,834,774	25,372,642
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$36.04	$33.79	$32.24	$32.14	$31.19
Investment Operations
Net Investment Income[1]	.725	.613	.713	.778	.729
Capital Gain Distributions Received[1]	.033	.110	—	—	.002
Net Realized and Unrealized Gain (Loss) on Investments	(5.358)	3.680	1.987	.736	1.079
Total from Investment Operations	(4.600)	4.403	2.700	1.514	1.810
Distributions
Dividends from Net Investment Income	(.789)	(.554)	(.789)	(.745)	(.631)
Distributions from Realized Capital Gains	(5.281)	(1.599)	(.361)	(.669)	(.229)
Total Distributions	(6.070)	(2.153)	(1.150)	(1.414)	(.860)
Net Asset Value, End of Period	$25.37	$36.04	$33.79	$32.24	$32.14
Total Return[2]	-15.83%	13.37%	8.51%	5.29%	5.87%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39,835	$25,373	$31,887	$32,790	$33,114
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%[3]	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	2.48%	1.73%	2.21%	2.51%	2.30%
Portfolio Turnover Rate	14%[4]	5%	19%	13%	10%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2020 Fund on February 11, 2022, the AFFE was 0.13% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund
Notes to Financial Statements
Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Target Retirement 2020 Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2022, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement 2020 Fund
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2022, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	361,254
Total Distributable Earnings (Loss)	(361,254)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year

Target Retirement 2020 Fund
losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	638,509
Undistributed Long-Term Gains	893,309
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(46,219)
Net Unrealized Gains (Losses)	2,904,696
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	535,324	538,746
Long-Term Capital Gains	3,544,708	1,433,424
Total	4,080,032	1,972,170
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	36,919,748
Gross Unrealized Appreciation	5,877,767
Gross Unrealized Depreciation	(2,973,071)
Net Unrealized Appreciation (Depreciation)	2,904,696
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	132,504	119,777
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2020 Fund—Note G	937,710	—
Issued in Lieu of Cash Distributions	126,123	55,911
Redeemed	(329,983)	(415,260)
Net Increase (Decrease) in Shares Outstanding	866,354	(239,572)

Target Retirement 2020 Fund
G.  On February 11, 2022, the Vanguard Target Retirement 2020 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2020 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 937,710,000 shares of Vanguard Target Retirement 2020 Fund for the 1,085,539,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $27,887,495,000, including $4,980,181,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2020 Fund's net assets of $23,510,659,000, resulting in combined net assets of $51,398,154,000 on February 11, 2022.
Assuming that the acquisition had been completed on October 1, 2021, the beginning of the fund's reporting period, the fund’s pro forma results of operations for the year ended September 30, 2022, would be:
Amount ($000)
Net Investment Income	1,202,747
Realized Net Gain (Loss)	2,058,431
Change in Unrealized Appreciation (Depreciation)	(11,049,929)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,788,751)
Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Institutional Target Retirement 2020 Fund that have been included in the fund's Statement of Operations since February 11, 2022.

Target Retirement 2020 Fund
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	323,675	NA2	NA2	(115)	4	4,140	4	500,087
Vanguard Short-Term Inflation-Protected Securities Index Fund	2,438,716	3,117,113	875,829	(4,981)	(301,402)	235,326	—	4,373,617
Vanguard Total Bond Market II Index Fund	7,722,582	9,317,083	2,029,476	(154,047)	(2,261,029)	242,903	21,282	12,595,113
Vanguard Total International Bond Index Fund	3,295,277	97,609	3,258,532	185,053	(319,407)	76,351	21,261	—
Vanguard Total International Bond II Index Fund	50,130	7,250,556	627,772	(39,807)	(887,204)	34,344	—	5,745,903
Vanguard Total International Stock Index Fund	4,681,722	4,008,302	756,274	120,820	(1,325,200)	201,421	—	6,729,370
Vanguard Total Stock Market Index Fund	6,855,100	4,239,865	2,832,333	1,369,413	248,309	152,956	—	9,880,354
Total	25,367,202	28,030,528[3]	10,380,216	1,476,336	(4,845,929)[3]	947,441	42,547	39,824,444
1	Includes $725,950,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
3	Includes securities of $22,801,785,000 and unrealized appreciation of $4,980,181,000 related to the acquisition of the Vanguard Institutional Target Retirement 2020 Fund. See Note G.
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.

Target Retirement 2025 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2025 Fund	-17.53%	3.15%	5.96%	$17,845
Target 2025 Composite Index	-17.09	3.58	6.29	18,399
MSCI US Broad Market Index	-17.67	8.70	11.45	29,566
Target 2025 Composite Index. Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index and the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.

Target Retirement 2025 Fund
Underlying Vanguard Funds
As of September 30, 2022
Vanguard Total Stock Market Index Fund Institutional Plus Shares	32.8%
Vanguard Total Bond Market II Index Fund Investor Shares	29.1
Vanguard Total International Stock Index Fund Investor Shares	21.6
Vanguard Total International Bond II Index Fund Institutional Shares	13.1
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	3.4
The table reflects the fund’s investments, except for short-term investments and derivatives.

Target Retirement 2025 Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (32.4%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	137,218,673	22,470,930
International Stock Fund (21.3%)
	Vanguard Total International Stock Index Fund Investor Shares	1,005,811,946	14,785,436
U.S. Bond Funds (32.1%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	2,149,812,996	19,950,264
	Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	98,505,354	2,333,592
			22,283,856
International Bond Fund (12.9%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	350,713,083	8,964,226
Total Investment Companies (Cost $62,139,303)			68,504,448
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 2.828% (Cost $861,215)	8,614,472	861,189
Total Investments (100.0%) (Cost $63,000,518)			69,365,637
Other Assets and Liabilities—Net (0.0%)			20,762
Net Assets (100%)			69,386,399
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Target Retirement 2025 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2022	3,993	447,466	(21,750)
E-mini S&P 500 Index	December 2022	2,367	426,237	(58,897)
				(80,647)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $63,000,518)	69,365,637
Cash Collateral Pledged—Futures Contracts	30,865
Receivables for Accrued Income	95,566
Receivables for Capital Shares Issued	58,944
Total Assets	69,551,012
Liabilities
Payables for Investment Securities Purchased	100,769
Payables for Capital Shares Redeemed	56,041
Variation Margin Payable—Futures Contracts	7,803
Total Liabilities	164,613
Net Assets	69,386,399
At September 30, 2022, net assets consisted of:

Paid-in Capital	61,612,290
Total Distributable Earnings (Loss)	7,774,109
Net Assets	69,386,399

Net Assets
Applicable to 4,284,115,477 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	69,386,399
Net Asset Value Per Share	$16.20
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	1,430,621
Net Investment Income—Note B	1,430,621
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	64,833
Affiliated Funds Sold[1]	1,477,413
Futures Contracts	(69,408)
Realized Net Gain (Loss)	1,472,838
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	(17,326,849)
Futures Contracts	(69,710)
Change in Unrealized Appreciation (Depreciation)	(17,396,559)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,493,100)
1	Includes $495,230,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,430,621	766,153
Realized Net Gain (Loss)	1,472,838	5,800,618
Change in Unrealized Appreciation (Depreciation)	(17,396,559)	633,334
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,493,100)	7,200,105
Distributions
Total Distributions	(5,793,135)	(2,094,825)
Capital Share Transactions
Issued	7,986,116	8,111,163
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2025 Fund—Note G	47,651,059	—
Issued in Lieu of Cash Distributions	5,596,269	2,045,136
Redeemed	(12,829,147)	(20,513,757)
Net Increase (Decrease) from Capital Share Transactions	48,404,297	(10,357,458)
Total Increase (Decrease)	28,118,062	(5,252,178)
Net Assets
Beginning of Period	41,268,337	46,520,515
End of Period	69,386,399	41,268,337
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$22.84	$20.56	$19.34	$19.02	$18.25
Investment Operations
Net Investment Income[1]	.413	.362	.438	.464	.419
Capital Gain Distributions Received[1]	.019	.063	—	—	.001
Net Realized and Unrealized Gain (Loss) on Investments	(3.761)	2.792	1.292	.390	.807
Total from Investment Operations	(3.329)	3.217	1.730	.854	1.227
Distributions
Dividends from Net Investment Income	(.440)	(.356)	(.471)	(.434)	(.369)
Distributions from Realized Capital Gains	(2.871)	(.581)	(.039)	(.100)	(.088)
Total Distributions	(3.311)	(.937)	(.510)	(.534)	(.457)
Net Asset Value, End of Period	$16.20	$22.84	$20.56	$19.34	$19.02
Total Return[2]	-17.53%	15.93%	9.04%	4.89%	6.79%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$69,386	$41,268	$46,521	$44,146	$41,860
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%[3]	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	2.19%	1.63%	2.25%	2.51%	2.24%
Portfolio Turnover Rate	14%[4]	7%	21%	11%	8%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2025 Fund on February 11, 2022, the AFFE was 0.13% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund
Notes to Financial Statements
Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Target Retirement 2025 Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2022, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement 2025 Fund
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2022, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	649,402
Total Distributable Earnings (Loss)	(649,402)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year

Target Retirement 2025 Fund
losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	990,315
Undistributed Long-Term Gains	527,364
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(56,897)
Net Unrealized Gains (Losses)	6,313,327
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	778,259	877,112
Long-Term Capital Gains	5,014,876	1,217,713
Total	5,793,135	2,094,825
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	63,052,310
Gross Unrealized Appreciation	12,069,111
Gross Unrealized Depreciation	(5,755,784)
Net Unrealized Appreciation (Depreciation)	6,313,327
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	417,232	366,167
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2025 Fund—Note G	2,456,240	—
Issued in Lieu of Cash Distributions	275,136	95,078
Redeemed	(671,433)	(917,408)
Net Increase (Decrease) in Shares Outstanding	2,477,175	(456,163)

Target Retirement 2025 Fund
G.  On February 11, 2022, the Vanguard Target Retirement 2025 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2025 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 2,456,240,000 shares of Vanguard Target Retirement 2025 Fund for the 1,719,634,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $47,651,059,000, including $9,248,285,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2025 Fund's net assets of $39,508,070,000, resulting in combined net assets of $87,159,129,000 on February 11, 2022.
Assuming that the acquisition had been completed on October 1, 2021, the beginning of the fund's reporting period, the fund’s pro forma results of operations for the year ended September 30, 2022, would be:
Amount ($000)
Net Investment Income	1,826,095
Realized Net Gain (Loss)	2,065,211
Change in Unrealized Appreciation (Depreciation)	(18,928,949)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,037,643)
Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Institutional Target Retirement 2025 Fund that have been included in the fund's Statement of Operations since February 11, 2022.

Target Retirement 2025 Fund
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	507,273	NA2	NA2	(138)	(47)	6,866	7	861,189
Vanguard Short-Term Inflation-Protected Securities Index Fund	557,410	2,037,339	60,435	(10)	(200,712)	108,631	—	2,333,592
Vanguard Total Bond Market II Index Fund	11,690,158	14,709,071	2,630,588	(214,205)	(3,604,172)	378,145	32,849	19,950,264
Vanguard Total International Bond Index Fund	4,956,289	146,810	4,900,970	168,514	(370,643)	114,833	31,977	—
Vanguard Total International Bond II Index Fund	170,447	11,155,618	917,856	(59,094)	(1,384,889)	53,903	—	8,964,226
Vanguard Total International Stock Index Fund	9,440,163	9,515,579	828,290	134,516	(3,476,532)	433,754	—	14,785,436
Vanguard Total Stock Market Index Fund	13,918,557	9,427,799	3,281,687	1,447,830	958,431	334,489	—	22,470,930
Total	41,240,297	46,992,216[3]	12,619,826	1,477,413	(8,078,564)[3]	1,430,621	64,833	69,365,637
1	Includes $1,473,600,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
3	Includes securities of $38,263,930,000 and unrealized appreciation of $9,248,285,000 related to the acquisition of the Vanguard Institutional Target Retirement 2025 Fund. See Note G.
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.

Target Retirement 2030 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2030 Fund	-18.42%	3.43%	6.46%	$18,699
Target 2030 Composite Index	-17.96	3.86	6.78	19,276
MSCI US Broad Market Index	-17.67	8.70	11.45	29,566
Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.

Target Retirement 2030 Fund
Underlying Vanguard Funds
As of September 30, 2022
Vanguard Total Stock Market Index Fund Institutional Plus Shares	38.1%
Vanguard Total Bond Market II Index Fund Investor Shares	25.6
Vanguard Total International Stock Index Fund Investor Shares	25.0
Vanguard Total International Bond II Index Fund Institutional Shares	11.3
The table reflects the fund’s investments, except for short-term investments and derivatives.

Target Retirement 2030 Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.6%)
U.S. Stock Fund (37.6%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	165,752,229	27,143,585
International Stock Fund (24.7%)
	Vanguard Total International Stock Index Fund Investor Shares	1,209,542,632	17,780,277
U.S. Bond Fund (25.2%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	1,961,426,438	18,202,037
International Bond Fund (11.1%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	313,986,486	8,025,494
Total Investment Companies (Cost $65,542,368)			71,151,393
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 2.828% (Cost $925,050)	9,253,094	925,032
Total Investments (99.9%) (Cost $66,467,418)			72,076,425
Other Assets and Liabilities—Net (0.1%)			39,122
Net Assets (100%)			72,115,547
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2022	4,074	456,543	(22,192)
E-mini S&P 500 Index	December 2022	2,713	488,543	(67,851)
				(90,043)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $66,467,418)	72,076,425
Cash Collateral Pledged—Futures Contracts	34,465
Receivables for Investment Securities Sold	45,000
Receivables for Accrued Income	47,284
Receivables for Capital Shares Issued	83,087
Total Assets	72,286,261
Liabilities
Payables for Investment Securities Purchased	100,259
Payables for Capital Shares Redeemed	61,708
Variation Margin Payable—Futures Contracts	8,747
Total Liabilities	170,714
Net Assets	72,115,547
At September 30, 2022, net assets consisted of:

Paid-in Capital	65,264,715
Total Distributable Earnings (Loss)	6,850,832
Net Assets	72,115,547

Net Assets
Applicable to 2,394,134,780 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	72,115,547
Net Asset Value Per Share	$30.12
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	1,349,350
Net Investment Income—Note B	1,349,350
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	51,080
Affiliated Funds Sold[1]	1,448,027
Futures Contracts	(82,971)
Realized Net Gain (Loss)	1,416,136
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	(18,474,828)
Futures Contracts	(80,071)
Change in Unrealized Appreciation (Depreciation)	(18,554,899)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,789,413)
1	Includes $626,582,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,349,350	698,730
Realized Net Gain (Loss)	1,416,136	5,617,193
Change in Unrealized Appreciation (Depreciation)	(18,554,899)	1,194,562
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,789,413)	7,510,485
Distributions
Total Distributions	(5,575,104)	(1,152,250)
Capital Share Transactions
Issued	10,016,570	7,928,782
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2030 Fund—Note G	51,947,425	—
Issued in Lieu of Cash Distributions	5,417,389	1,130,251
Redeemed	(10,847,444)	(20,756,460)
Net Increase (Decrease) from Capital Share Transactions	56,533,940	(11,697,427)
Total Increase (Decrease)	35,169,423	(5,339,192)
Net Assets
Beginning of Period	36,946,124	42,285,316
End of Period	72,115,547	36,946,124
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$43.40	$37.63	$35.22	$34.74	$32.93
Investment Operations
Net Investment Income[1]	.730	.679	.782	.830	.754
Capital Gain Distributions Received[1]	.028	.098	—	—	.001
Net Realized and Unrealized Gain (Loss) on Investments	(7.291)	6.031	2.495	.486	1.744
Total from Investment Operations	(6.533)	6.808	3.277	1.316	2.499
Distributions
Dividends from Net Investment Income	(.822)	(.661)	(.867)	(.767)	(.670)
Distributions from Realized Capital Gains	(5.925)	(.377)	—	(.069)	(.019)
Total Distributions	(6.747)	(1.038)	(.867)	(.836)	(.689)
Net Asset Value, End of Period	$30.12	$43.40	$37.63	$35.22	$34.74
Total Return[2]	-18.42%	18.29%	9.38%	4.15%	7.65%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$72,116	$36,946	$42,285	$39,114	$35,913
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%[3]	0.13%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.07%	1.62%	2.20%	2.46%	2.22%
Portfolio Turnover Rate	11%[4]	6%	21%	8%	9%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2030 Fund on February 11, 2022, the AFFE was 0.13% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund
Notes to Financial Statements
Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Target Retirement 2030 Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2022, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement 2030 Fund
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2022, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	744,009
Total Distributable Earnings (Loss)	(744,009)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition

Target Retirement 2030 Fund
of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	975,654
Undistributed Long-Term Gains	324,102
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	5,551,076
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income	681,656	877,307
Long-Term Capital Gains	4,893,448	274,943
Total	5,575,104	1,152,250
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	66,525,349
Gross Unrealized Appreciation	12,270,162
Gross Unrealized Depreciation	(6,719,086)
Net Unrealized Appreciation (Depreciation)	5,551,076
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	280,621	190,052
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2030 Fund—Note G	1,421,270	—
Issued in Lieu of Cash Distributions	140,931	27,921
Redeemed	(299,972)	(490,414)
Net Increase (Decrease) in Shares Outstanding	1,542,850	(272,441)

Target Retirement 2030 Fund
G.  On February 11, 2022, the Vanguard Target Retirement 2030 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2030 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 1,421,270,000 shares of Vanguard Target Retirement 2030 Fund for the 1,801,853,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $51,947,425,000, including $10,095,444,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2030 Fund's net assets of $36,054,289,000, resulting in combined net assets of $88,001,714,000 on February 11, 2022.
Assuming that the acquisition had been completed on October 1, 2021, the beginning of the fund's reporting period, the fund’s pro forma results of operations for the year ended September 30, 2022, would be:
Amount ($000)
Net Investment Income	1,771,022
Realized Net Gain (Loss)	2,131,364
Change in Unrealized Appreciation (Depreciation)	(20,165,338)
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,262,952)

Target Retirement 2030 Fund
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	442,408	NA2	NA2	(153)	(32)	7,285	6	925,032
Vanguard Total Bond Market II Index Fund	8,672,543	14,440,067	1,522,091	(76,411)	(3,312,071)	326,504	26,906	18,202,037
Vanguard Total International Bond Index Fund	3,745,973	110,958	3,704,191	85,147	(237,887)	86,791	24,168	—
Vanguard Total International Bond II Index Fund	120,317	9,743,525	559,422	(31,186)	(1,247,740)	47,616	—	8,025,494
Vanguard Total International Stock Index Fund	9,686,493	13,018,705	685,173	138,920	(4,378,668)	491,349	—	17,780,277
Vanguard Total Stock Market Index Fund	14,260,086	12,982,203	2,227,428	1,331,710	797,014	389,805	—	27,143,585
Total	36,927,820	50,295,458[3]	8,698,305	1,448,027	(8,379,384)[3]	1,349,350	51,080	72,076,425
1	Includes $1,606,870,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
3	Includes securities of $41,680,507,000 and unrealized appreciation of $10,095,444,000 related to the acquisition of the Vanguard Institutional Target Retirement 2030 Fund. See Note G.
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.

Target Retirement 2035 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2035 Fund	-18.87%	3.78%	6.99%	$19,656
Target 2035 Composite Index	-18.48	4.21	7.31	20,256
MSCI US Broad Market Index	-17.67	8.70	11.45	29,566
Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.

Target Retirement 2035 Fund
Underlying Vanguard Funds
As of September 30, 2022
Vanguard Total Stock Market Index Fund Institutional Plus Shares	42.5%
Vanguard Total International Stock Index Fund Investor Shares	28.2
Vanguard Total Bond Market II Index Fund Investor Shares	20.4
Vanguard Total International Bond II Index Fund Institutional Shares	8.9
The table reflects the fund’s investments, except for short-term investments and derivatives.

Target Retirement 2035 Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.6%)
U.S. Stock Fund (41.9%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	179,880,992	29,457,311
International Stock Fund (27.8%)
	Vanguard Total International Stock Index Fund Investor Shares	1,330,454,230	19,557,677
U.S. Bond Fund (20.1%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	1,521,400,767	14,118,599
International Bond Fund (8.8%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	240,889,735	6,157,142
Total Investment Companies (Cost $61,587,949)			69,290,729
Temporary Cash Investments (1.4%)
Money Market Fund (1.4%)
[1]	Vanguard Market Liquidity Fund, 2.828% (Cost $947,221)	9,474,844	947,200
Total Investments (100.0%) (Cost $62,535,170)			70,237,929
Other Assets and Liabilities—Net (0.0%)			12,023
Net Assets (100%)			70,249,952
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2022	3,992	447,353	(21,737)
E-mini S&P 500 Index	December 2022	2,877	518,076	(71,924)
				(93,661)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $62,535,170)	70,237,929
Cash Collateral Pledged—Futures Contracts	35,965
Receivables for Investment Securities Sold	80,000
Receivables for Accrued Income	37,092
Receivables for Capital Shares Issued	93,258
Total Assets	70,484,244
Liabilities
Payables for Investment Securities Purchased	168,108
Payables for Capital Shares Redeemed	57,037
Variation Margin Payable—Futures Contracts	9,147
Total Liabilities	234,292
Net Assets	70,249,952
At September 30, 2022, net assets consisted of:

Paid-in Capital	61,253,676
Total Distributable Earnings (Loss)	8,996,276
Net Assets	70,249,952

Net Assets
Applicable to 3,798,177,214 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	70,249,952
Net Asset Value Per Share	$18.50
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	1,332,204
Net Investment Income—Note B	1,332,204
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	40,037
Affiliated Funds Sold[1]	1,468,688
Futures Contracts	(91,375)
Realized Net Gain (Loss)	1,417,350
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	(18,591,594)
Futures Contracts	(83,001)
Change in Unrealized Appreciation (Depreciation)	(18,674,595)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,925,041)
1	Includes $581,414,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,332,204	699,119
Realized Net Gain (Loss)	1,417,350	5,301,721
Change in Unrealized Appreciation (Depreciation)	(18,674,595)	2,161,487
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,925,041)	8,162,327
Distributions
Total Distributions	(6,285,063)	(1,093,220)
Capital Share Transactions
Issued	9,880,784	6,946,551
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2035 Fund—Note G	47,857,993	—
Issued in Lieu of Cash Distributions	6,115,959	1,072,459
Redeemed	(9,216,559)	(17,862,848)
Net Increase (Decrease) from Capital Share Transactions	54,638,177	(9,843,838)
Total Increase (Decrease)	32,428,073	(2,774,731)
Net Assets
Beginning of Period	37,821,879	40,596,610
End of Period	70,249,952	37,821,879
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$27.25	$23.16	$21.60	$21.46	$20.20
Investment Operations
Net Investment Income[1]	.455	.430	.470	.500	.459
Capital Gain Distributions Received[1]	.014	.046	—	—	.001
Net Realized and Unrealized Gain (Loss) on Investments	(4.566)	4.244	1.614	.146	1.243
Total from Investment Operations	(4.097)	4.720	2.084	.646	1.703
Distributions
Dividends from Net Investment Income	(.559)	(.409)	(.524)	(.464)	(.410)
Distributions from Realized Capital Gains	(4.094)	(.221)	—	(.042)	(.033)
Total Distributions	(4.653)	(.630)	(.524)	(.506)	(.443)
Net Asset Value, End of Period	$18.50	$27.25	$23.16	$21.60	$21.46
Total Return[2]	-18.87%	20.60%	9.71%	3.37%	8.51%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$70,250	$37,822	$40,597	$37,126	$34,522
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%[3]	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.08%	1.64%	2.15%	2.42%	2.19%
Portfolio Turnover Rate	9%[4]	6%	18%	7%	8%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2035 Fund on February 11, 2022, the AFFE was 0.14% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund
Notes to Financial Statements
Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Target Retirement 2035 Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2022, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement 2035 Fund
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2022, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	692,087
Total Distributable Earnings (Loss)	(692,087)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year

Target Retirement 2035 Fund
losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	966,636
Undistributed Long-Term Gains	457,642
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(80,556)
Net Unrealized Gains (Losses)	7,652,554
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	772,223	824,643
Long-Term Capital Gains	5,512,840	268,577
Total	6,285,063	1,093,220
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	62,585,375
Gross Unrealized Appreciation	13,662,290
Gross Unrealized Depreciation	(6,009,736)
Net Unrealized Appreciation (Depreciation)	7,652,554
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	448,756	266,598
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2035 Fund—Note G	2,113,869	—
Issued in Lieu of Cash Distributions	256,327	42,592
Redeemed	(408,647)	(674,526)
Net Increase (Decrease) in Shares Outstanding	2,410,305	(365,336)

Target Retirement 2035 Fund
G.  On February 11, 2022, the Vanguard Target Retirement 2035 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2035 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 2,113,869,000 shares of Vanguard Target Retirement 2035 Fund for the 1,603,283,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $47,857,993,000, including $10,559,260,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2035 Fund's net assets of $37,004,381,000, resulting in combined net assets of $84,862,374,000 on February 11, 2022.
Assuming that the acquisition had been completed on October 1, 2021, the beginning of the fund's reporting period, the fund’s pro forma results of operations for the year ended September 30, 2022, would be:
Amount ($000)
Net Investment Income	1,730,538
Realized Net Gain (Loss)	2,051,511
Change in Unrealized Appreciation (Depreciation)	(20,005,351)
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,223,302)
Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Institutional Target Retirement 2035 Fund that have been included in the fund's Statement of Operations since February 11, 2022.

Target Retirement 2035 Fund
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	481,838	NA2	NA2	(148)	(40)	7,352	8	947,200
Vanguard Total Bond Market II Index Fund	6,917,620	10,872,082	1,067,121	(43,498)	(2,560,484)	251,983	20,847	14,118,599
Vanguard Total International Bond Index Fund	2,973,117	88,066	2,939,753	42,285	(163,715)	68,885	19,182	—
Vanguard Total International Bond II Index Fund	98,499	7,405,354	371,804	(26,659)	(948,248)	36,654	—	6,157,142
Vanguard Total International Stock Index Fund	11,063,975	13,864,893	604,772	127,469	(4,893,888)	542,339	—	19,557,677
Vanguard Total Stock Market Index Fund	16,292,315	13,419,388	2,157,672	1,369,239	534,041	424,991	—	29,457,311
Total	37,827,364	45,649,783[3]	7,141,122	1,468,688	(8,032,334)[3]	1,332,204	40,037	70,237,929
1	Includes $1,321,370,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
3	Includes securities of $37,134,712,000 and unrealized appreciation of $10,559,260,000 related to the acquisition of the Vanguard Institutional Target Retirement 2035 Fund. See Note G.
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.

Target Retirement 2040 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2040 Fund	-19.42%	4.11%	7.40%	$20,426
Target 2040 Composite Index	-19.01	4.55	7.75	21,090
MSCI US Broad Market Index	-17.67	8.70	11.45	29,566
Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.

Target Retirement 2040 Fund
Underlying Vanguard Funds
As of September 30, 2022
Vanguard Total Stock Market Index Fund Institutional Plus Shares	47.1%
Vanguard Total International Stock Index Fund Investor Shares	31.3
Vanguard Total Bond Market II Index Fund Investor Shares	15.1
Vanguard Total International Bond II Index Fund Institutional Shares	6.5
The table reflects the fund’s investments, except for short-term investments and derivatives.

Target Retirement 2040 Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.6%)
U.S. Stock Fund (46.4%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	171,213,096	28,037,857
International Stock Fund (30.9%)
	Vanguard Total International Stock Index Fund Investor Shares	1,266,838,913	18,622,532
U.S. Bond Fund (14.9%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	969,492,149	8,996,887
International Bond Fund (6.4%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	151,802,373	3,880,069
Total Investment Companies (Cost $52,993,239)			59,537,345
Temporary Cash Investments (1.4%)
Money Market Fund (1.4%)
[1]	Vanguard Market Liquidity Fund, 2.828% (Cost $814,475)	8,146,977	814,453
Total Investments (100.0%) (Cost $53,807,714)			60,351,798
Other Assets and Liabilities—Net (0.0%)			11,527
Net Assets (100%)			60,363,325
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2022	3,420	383,254	(18,617)
E-mini S&P 500 Index	December 2022	2,475	445,685	(61,875)
				(80,492)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $53,807,714)	60,351,798
Cash Collateral Pledged—Futures Contracts	30,915
Receivables for Investment Securities Sold	65,000
Receivables for Accrued Income	24,021
Receivables for Capital Shares Issued	87,615
Total Assets	60,559,349
Liabilities
Payables for Investment Securities Purchased	150,874
Payables for Capital Shares Redeemed	37,286
Variation Margin Payable—Futures Contracts	7,864
Total Liabilities	196,024
Net Assets	60,363,325
At September 30, 2022, net assets consisted of:

Paid-in Capital	52,780,112
Total Distributable Earnings (Loss)	7,583,213
Net Assets	60,363,325

Net Assets
Applicable to 1,871,637,166 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	60,363,325
Net Asset Value Per Share	$32.25
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	1,122,991
Net Investment Income—Note B	1,122,991
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	23,578
Affiliated Funds Sold[1]	1,319,054
Futures Contracts	(76,814)
Realized Net Gain (Loss)	1,265,818
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	(16,535,167)
Futures Contracts	(72,271)
Change in Unrealized Appreciation (Depreciation)	(16,607,438)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,218,629)
1	Includes $622,935,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,122,991	560,421
Realized Net Gain (Loss)	1,265,818	4,288,893
Change in Unrealized Appreciation (Depreciation)	(16,607,438)	2,372,175
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,218,629)	7,221,489
Distributions
Total Distributions	(5,068,358)	(727,664)
Capital Share Transactions
Issued	9,029,706	5,959,146
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2040 Fund—Note G	44,528,150	—
Issued in Lieu of Cash Distributions	4,930,722	714,460
Redeemed	(7,921,967)	(16,488,112)
Net Increase (Decrease) from Capital Share Transactions	50,566,611	(9,814,506)
Total Increase (Decrease)	31,279,624	(3,320,681)
Net Assets
Beginning of Period	29,083,701	32,404,382
End of Period	60,363,325	29,083,701
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$48.29	$40.07	$37.27	$37.26	$34.73
Investment Operations
Net Investment Income[1]	.797	.764	.799	.850	.786
Capital Gain Distributions Received[1]	.017	.057	—	—	.001
Net Realized and Unrealized Gain (Loss) on Investments	(8.162)	8.312	2.892	(.005)	2.441
Total from Investment Operations	(7.348)	9.133	3.691	.845	3.228
Distributions
Dividends from Net Investment Income	(1.003)	(.719)	(.891)	(.779)	(.684)
Distributions from Realized Capital Gains	(7.689)	(.194)	—	(.056)	(.014)
Total Distributions	(8.692)	(.913)	(.891)	(.835)	(.698)
Net Asset Value, End of Period	$32.25	$48.29	$40.07	$37.27	$37.26
Total Return[2]	-19.42%	23.00%	9.96%	2.63%	9.37%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$60,363	$29,084	$32,404	$29,043	$26,445
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%[3]	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.08%	1.66%	2.12%	2.38%	2.17%
Portfolio Turnover Rate	7%[4]	5%	13%	5%	8%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2040 Fund on February 11, 2022, the AFFE was 0.14% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund
Notes to Financial Statements
Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Target Retirement 2040 Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2022, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

Target Retirement 2040 Fund
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2022, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	721,253
Total Distributable Earnings (Loss)	(721,253)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year

Target Retirement 2040 Fund
losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	840,170
Undistributed Long-Term Gains	320,362
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(73,815)
Net Unrealized Gains (Losses)	6,496,496
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	662,780	622,960
Long-Term Capital Gains	4,405,578	104,704
Total	5,068,358	727,664
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	53,855,302
Gross Unrealized Appreciation	11,659,153
Gross Unrealized Depreciation	(5,162,657)
Net Unrealized Appreciation (Depreciation)	6,496,496
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	233,751	129,901
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2040 Fund—Note G	1,117,955	—
Issued in Lieu of Cash Distributions	117,203	16,168
Redeemed	(199,582)	(352,464)
Net Increase (Decrease) in Shares Outstanding	1,269,327	(206,395)

Target Retirement 2040 Fund
G.  On February 11, 2022, the Vanguard Target Retirement 2040 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2040 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 1,117,955,000 shares of Vanguard Target Retirement 2040 Fund for the 1,441,507,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $44,528,150,000, including $10,288,799,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2040 Fund's net assets of $28,598,081,000, resulting in combined net assets of $73,126,231,000 on February 11, 2022.
Assuming that the acquisition had been completed on October 1, 2021, the beginning of the fund's reporting period, the fund’s pro forma results of operations for the year ended September 30, 2022, would be:
Amount ($000)
Net Investment Income	1,502,801
Realized Net Gain (Loss)	1,922,334
Change in Unrealized Appreciation (Depreciation)	(17,787,512)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,362,377)
Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Institutional Target Retirement 2040 Fund that have been included in the fund's Statement of Operations since February 11, 2022.

Target Retirement 2040 Fund
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	377,033	NA2	NA2	(123)	(37)	6,511	6	814,453
Vanguard Total Bond Market II Index Fund	3,750,603	7,425,093	542,497	(25,711)	(1,610,601)	155,786	12,425	8,996,887
Vanguard Total International Bond Index Fund	1,727,758	51,177	1,708,369	5,831	(76,397)	40,031	11,147	—
Vanguard Total International Bond II Index Fund	11,835	4,774,566	288,429	(21,343)	(596,560)	22,797	—	3,880,069
Vanguard Total International Stock Index Fund	9,386,478	14,378,628	617,679	125,405	(4,650,300)	500,118	—	18,622,532
Vanguard Total Stock Market Index Fund	13,835,372	14,183,107	1,903,144	1,234,995	687,527	397,748	—	28,037,857
Total	29,089,079	40,812,571[3]	5,060,118	1,319,054	(6,246,368)[3]	1,122,991	23,578	60,351,798
1	Includes $1,305,250,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
3	Includes securities of $34,102,998,000 and unrealized appreciation of $10,288,799,000 related to the acquisition of the Vanguard Institutional Target Retirement 2040 Fund. See Note G.
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund, Vanguard Target Retirement 2030 Fund, Vanguard Target Retirement 2035 Fund and Vanguard Target Retirement 2040 Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund, Vanguard Target Retirement 2030 Fund, Vanguard Target Retirement 2035 Fund and Vanguard Target Retirement 2040 Fund (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the "Funds") as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975

Tax information (unaudited)
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction for corporate shareholders.
Fund	Percentage
Target Retirement Income Fund	8.6%
Target Retirement 2020 Fund	14.6
Target Retirement 2025 Fund	21.0
Target Retirement 2030 Fund	26.0
Target Retirement 2035 Fund	28.6
Target Retirement 2040 Fund	31.7
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal year.
Fund	($000)
Target Retirement Income Fund	121,791
Target Retirement 2020 Fund	164,958
Target Retirement 2025 Fund	329,449
Target Retirement 2030 Fund	338,651
Target Retirement 2035 Fund	422,592
Target Retirement 2040 Fund	361,952
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Target Retirement Income Fund	317,176
Target Retirement 2020 Fund	315,821
Target Retirement 2025 Fund	234,128
Target Retirement 2030 Fund	108,851
Target Retirement 2035 Fund	84,627
Target Retirement 2040 Fund	53,020
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds for the fiscal year are qualified short-term capital gains.

The following amounts were distributed as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
Fund	($000)
Target Retirement Income Fund	955,970
Target Retirement 2020 Fund	3,636,035
Target Retirement 2025 Fund	5,070,742
Target Retirement 2030 Fund	4,924,904
Target Retirement 2035 Fund	5,545,415
Target Retirement 2040 Fund	4,431,407
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, are hereby designated as ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
Fund	Percentage
Vanguard Target Retirement Income Fund	87.5%
Vanguard Target Retirement 2020 Fund	100.0
Vanguard Target Retirement 2025 Fund	80.9
Vanguard Target Retirement 2030 Fund	64.3
Vanguard Target Retirement 2035 Fund	44.1
Vanguard Target Retirement 2040 Fund	31.3
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated to shareholders as foreign source income and foreign taxes paid. Shareholders will receive more detailed information with their Form 1099-DIV to determine the calendar-year amounts to be included on their tax returns.
Fund	Foreign Source Income ($000)	Foreign Taxes Paid ($000)
Target Retirement Income Fund	114,032	5,703
Target Retirement 2020 Fund	236,773	12,910
Target Retirement 2025 Fund	482,546	27,222
Target Retirement 2030 Fund	524,675	30,382
Target Retirement 2035 Fund	561,655	33,153
Target Retirement 2040 Fund	504,130	30,277

"Bloomberg®," Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Aggregate Float Adjusted Index, Bloomberg U.S. Treasury Inflation Protected Securities Index, Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the Indices (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Target Retirement Funds or any member of the public regarding the advisability of investing in securities generally or in the Target Retirement Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Target Retirement Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Target Retirement Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Target Retirement Funds’ customers, in connection with the administration, marketing or trading of the Target Retirement Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TARGET RETIREMENT FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TARGET RETIREMENT FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q3080 112022

Annual Report  |  September 30, 2022
Vanguard Target Retirement Funds
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2050 Fund
Vanguard Target Retirement 2055 Fund
Vanguard Target Retirement 2060 Fund
Vanguard Target Retirement 2065 Fund
Vanguard Target Retirement 2070 Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended September 30, 2022, were a challenging period for financial markets. Early on, pent-up demand helped spur global growth and push unemployment rates down. The economic backdrop deteriorated, however, as inflation soared, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, prompting aggressive tightening by the Federal Reserve and increased fears of a recession.
•	Returns for the six Vanguard Target Retirement Funds covered in this report ranged from –20.18% for the 2050 Fund to –7.50% for the 2070 Fund’s first three months of operation. (The funds with target dates of 2020 through 2040, as well as the Income Fund, are covered in a separate report.)
•	Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates. The funds invest all of their assets in Vanguard index funds that seek to match the performance of broad stock and bond market indexes.
•	For the 10 years ended September 30—or since inception for the 2065 Fund—the funds’ average annual returns ranged from 4.95% for the 2065 Fund to 7.58% for the 2060 Fund.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-17.22%	7.95%	9.00%
Russell 2000 Index (Small-caps)	-23.50	4.29	3.55
Russell 3000 Index (Broad U.S. market)	-17.63	7.70	8.62
FTSE All-World ex US Index (International)	-24.76	-0.95	-0.38
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-14.61%	-3.22%	-0.23%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.50	-1.85	0.59
FTSE Three-Month U.S. Treasury Bill Index	0.63	0.57	1.12
CPI
Consumer Price Index	8.20%	4.95%	3.76%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended September 30, 2022
	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return
Target Retirement 2045 Fund[1]	$1,000.00	$804.60	$0.36
Target Retirement 2050 Fund[1]	$1,000.00	$800.90	$0.36
Target Retirement 2055 Fund[1]	$1,000.00	$801.20	$0.36
Target Retirement 2060 Fund[1]	$1,000.00	$801.10	$0.36
Target Retirement 2065 Fund[1]	$1,000.00	$801.30	$0.36
Target Retirement 2070 Fund[2]	$1,000.00	$925.00	$0.20
Based on Hypothetical 5% Yearly Return
Target Retirement 2045 Fund[1]	$1,000.00	$1,024.67	$0.41
Target Retirement 2050 Fund[1]	$1,000.00	$1,024.67	$0.41
Target Retirement 2055 Fund[1]	$1,000.00	$1,024.67	$0.41
Target Retirement 2060 Fund[1]	$1,000.00	$1,024.67	$0.41
Target Retirement 2065 Fund[1]	$1,000.00	$1,024.67	$0.41
Target Retirement 2070 Fund[2]	$1,000.00	$1,012.67	$0.21
1 The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying funds' annualized expense figures for that period are (in order as listed from top to bottom above) 0.08%, 0.08%, 0.08%, 0.08%, and 0.08%. The dollar amounts shown as “Expenses Paid" are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
2 The calculations are based on acquired fund fees and expenses for the period from inception on June 28, 2022, through September 30, 2022. The underlying funds' annualized expense figure for that period is 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period from inception through September 30, 2022, multiplied by the number of days in that period, then divided by the number of days in the most recent 12-month period (94/365).
3

Target Retirement 2045 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2045 Fund	-19.93%	4.42%	7.61%	$20,830
Target 2045 Composite Index	-19.55	4.85	7.96	21,508
MSCI US Broad Market Index	-17.67	8.70	11.45	29,566
Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
4

Target Retirement 2045 Fund
Underlying Vanguard Funds
As of September 30, 2022
Vanguard Total Stock Market Index Fund Institutional Plus Shares	51.7%
Vanguard Total International Stock Index Fund Investor Shares	34.4
Vanguard Total Bond Market II Index Fund Investor Shares	9.6
Vanguard Total International Bond II Index Fund Institutional Shares	4.3
The table reflects the fund’s investments, except for short-term investments and derivatives.
5

Target Retirement 2045 Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.6%)
U.S. Stock Fund (51.0%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	174,192,478	28,525,761
International Stock Fund (34.0%)
	Vanguard Total International Stock Index Fund Investor Shares	1,291,786,105	18,989,256
U.S. Bond Fund (9.4%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	569,296,715	5,283,074
International Bond Fund (4.2%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	92,250,606	2,357,925
Total Investment Companies (Cost $47,754,919)			55,156,016
Temporary Cash Investments (1.4%)
Money Market Fund (1.4%)
[1]	Vanguard Market Liquidity Fund, 2.828% (Cost $760,305)	7,605,226	760,294
Total Investments (100.0%) (Cost $48,515,224)			55,916,310
Other Assets and Liabilities—Net (0.0%)			5,008
Net Assets (100%)			55,921,318
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2022	3,249	364,091	(17,698)
E-mini S&P 500 Index	December 2022	2,284	411,291	(57,099)
				(74,797)

See accompanying Notes, which are an integral part of the Financial Statements.
6

Target Retirement 2045 Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $48,515,224)	55,916,310
Cash Collateral Pledged—Futures Contracts	28,690
Receivables for Accrued Income	14,739
Receivables for Capital Shares Issued	92,837
Total Assets	56,052,576
Liabilities
Payables for Investment Securities Purchased	85,467
Payables for Capital Shares Redeemed	38,498
Variation Margin Payable—Futures Contracts	7,293
Total Liabilities	131,258
Net Assets	55,921,318
At September 30, 2022, net assets consisted of:

Paid-in Capital	47,473,782
Total Distributable Earnings (Loss)	8,447,536
Net Assets	55,921,318

Net Assets
Applicable to 2,596,302,879 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	55,921,318
Net Asset Value Per Share	$21.54
See accompanying Notes, which are an integral part of the Financial Statements.
7

Target Retirement 2045 Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	1,059,647
Net Investment Income—Note B	1,059,647
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	13,579
Affiliated Funds Sold[1]	1,256,317
Futures Contracts	(75,177)
Realized Net Gain (Loss)	1,194,719
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	(15,841,879)
Futures Contracts	(66,703)
Change in Unrealized Appreciation (Depreciation)	(15,908,582)
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,654,216)
1	Includes $556,241,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
8

Target Retirement 2045 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,059,647	545,625
Realized Net Gain (Loss)	1,194,719	3,178,010
Change in Unrealized Appreciation (Depreciation)	(15,908,582)	3,760,162
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,654,216)	7,483,797
Distributions
Total Distributions	(3,956,957)	(634,587)
Capital Share Transactions
Issued	8,673,949	5,370,565
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2045 Fund—Note G	38,974,576	—
Issued in Lieu of Cash Distributions	3,853,831	623,462
Redeemed	(6,887,917)	(14,130,579)
Net Increase (Decrease) from Capital Share Transactions	44,614,439	(8,136,552)
Total Increase (Decrease)	27,003,266	(1,287,342)
Net Assets
Beginning of Period	28,918,052	30,205,394
End of Period	55,921,318	28,918,052
See accompanying Notes, which are an integral part of the Financial Statements.
9

Target Retirement 2045 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$31.04	$25.22	$23.38	$23.49	$21.80
Investment Operations
Net Investment Income[1]	.536	.495	.492	.527	.492
Capital Gain Distributions Received[1]	.007	.020	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(5.672)	5.840	1.900	(.128)	1.636
Total from Investment Operations	(5.129)	6.355	2.392	.399	2.128
Distributions
Dividends from Net Investment Income	(.629)	(.452)	(.552)	(.483)	(.428)
Distributions from Realized Capital Gains	(3.742)	(.083)	—	(.026)	(.010)
Total Distributions	(4.371)	(.535)	(.552)	(.509)	(.438)
Net Asset Value, End of Period	$21.54	$31.04	$25.22	$23.38	$23.49
Total Return[2]	-19.93%	25.42%	10.27%	2.06%	9.85%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$55,921	$28,918	$30,205	$26,670	$24,330
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%[3]	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.09%	1.68%	2.08%	2.35%	2.16%
Portfolio Turnover Rate	5%[4]	4%	9%	4%	7%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2045 Fund on February 11, 2022, the AFFE was 0.15% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.
10

Target Retirement 2045 Fund
Notes to Financial Statements
Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
11

Target Retirement 2045 Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2022, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
12

Target Retirement 2045 Fund
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2022, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions, distributions in connection with fund share redemptions, and adjustments related to fund acquisition were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	647,485
Total Distributable Earnings (Loss)	(647,485)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year
13

Target Retirement 2045 Fund
losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	789,183
Undistributed Long-Term Gains	367,839
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(64,908)
Net Unrealized Gains (Losses)	7,355,422
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	650,046	589,606
Long-Term Capital Gains	3,306,911	44,981
Total	3,956,957	634,587
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	48,560,888
Gross Unrealized Appreciation	11,886,286
Gross Unrealized Depreciation	(4,530,864)
Net Unrealized Appreciation (Depreciation)	7,355,422
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	336,528	182,983
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2045 Fund—Note G	1,452,108	—
Issued in Lieu of Cash Distributions	135,603	22,156
Redeemed	(259,692)	(471,180)
Net Increase (Decrease) in Shares Outstanding	1,664,547	(266,041)
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Target Retirement 2045 Fund
G.  On February 11, 2022, the Vanguard Target Retirement 2045 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2045 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 1,452,108,000 shares of Vanguard Target Retirement 2045 Fund for the 1,222,157,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $38,974,576,000, including $9,546,130,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2045 Fund's net assets of $28,598,689,000, resulting in combined net assets of $67,573,265,000 on February 11, 2022.
Assuming that the acquisition had been completed on October 1, 2021, the beginning of the fund's reporting period, the fund’s pro forma results of operations for the year ended September 30, 2022, would be:
Amount ($000)
Net Investment Income	1,399,938
Realized Net Gain (Loss)	1,710,786
Change in Unrealized Appreciation (Depreciation)	(16,795,813)
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,685,089)
Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Institutional Target Retirement 2045 Fund that have been included in the fund's Statement of Operations since February 11, 2022.
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Target Retirement 2045 Fund
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	379,111	NA2	NA2	(141)	(25)	6,156	7	760,294
Vanguard Total Bond Market II Index Fund	2,281,018	4,322,165	372,029	(16,325)	(931,755)	91,027	7,258	5,283,074
Vanguard Total International Bond Index Fund	978,617	28,988	967,635	9,589	(49,559)	22,674	6,314	—
Vanguard Total International Bond II Index Fund	4,357	2,791,715	79,535	(4,010)	(354,602)	13,432	—	2,357,925
Vanguard Total International Stock Index Fund	10,214,133	14,211,929	555,306	108,484	(4,989,984)	517,975	—	18,989,256
Vanguard Total Stock Market Index Fund	15,071,266	13,981,804	1,716,205	1,158,720	30,176	408,383	—	28,525,761
Total	28,928,502	35,336,601[3]	3,690,710	1,256,317	(6,295,749)[3]	1,059,647	13,579	55,916,310
1	Includes $1,064,340,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
3	Includes securities of $29,308,528,000 and unrealized appreciation of $9,546,130,000 related to the acquisition of the Vanguard Institutional Target Retirement 2045 Fund. See Note G.
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
16

Target Retirement 2050 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2050 Fund	-20.18%	4.39%	7.60%	$20,808
Target 2050 Composite Index	-19.81	4.84	7.95	21,495
MSCI US Broad Market Index	-17.67	8.70	11.45	29,566
Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
17

Target Retirement 2050 Fund
Underlying Vanguard Funds
As of September 30, 2022
Vanguard Total Stock Market Index Fund Institutional Plus Shares	53.5%
Vanguard Total International Stock Index Fund Investor Shares	36.1
Vanguard Total Bond Market II Index Fund Investor Shares	7.1
Vanguard Total International Bond II Index Fund Institutional Shares	3.3
The table reflects the fund’s investments, except for short-term investments and derivatives.
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Target Retirement 2050 Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (52.8%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	144,230,071	23,619,117
International Stock Fund (35.6%)
	Vanguard Total International Stock Index Fund Investor Shares	1,083,182,060	15,922,776
U.S. Bond Fund (7.1%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	339,150,538	3,147,317
International Bond Fund (3.2%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	56,232,590	1,437,305
Total Investment Companies (Cost $39,915,067)			44,126,515
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 2.828% (Cost $595,958)	5,961,489	595,970
Total Investments (100.0%) (Cost $40,511,025)			44,722,485
Other Assets and Liabilities—Net (0.0%)			13,746
Net Assets (100%)			44,736,231
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2022	2,461	275,786	(13,405)
E-mini S&P 500 Index	December 2022	1,832	329,897	(45,801)
				(59,206)

See accompanying Notes, which are an integral part of the Financial Statements.
19

Target Retirement 2050 Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $40,511,025)	44,722,485
Cash Collateral Pledged—Futures Contracts	22,753
Receivables for Accrued Income	9,112
Receivables for Capital Shares Issued	96,804
Total Assets	44,851,154
Liabilities
Payables for Investment Securities Purchased	79,905
Payables for Capital Shares Redeemed	29,225
Variation Margin Payable—Futures Contracts	5,793
Total Liabilities	114,923
Net Assets	44,736,231
At September 30, 2022, net assets consisted of:

Paid-in Capital	39,846,567
Total Distributable Earnings (Loss)	4,889,664
Net Assets	44,736,231

Net Assets
Applicable to 1,262,165,540 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	44,736,231
Net Asset Value Per Share	$35.44
See accompanying Notes, which are an integral part of the Financial Statements.
20

Target Retirement 2050 Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	834,943
Net Investment Income—Note B	834,943
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	8,607
Affiliated Funds Sold[1]	786,053
Futures Contracts	(63,553)
Realized Net Gain (Loss)	731,107
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	(12,545,704)
Futures Contracts	(53,071)
Change in Unrealized Appreciation (Depreciation)	(12,598,775)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,032,725)
1	Includes $452,021,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
21

Target Retirement 2050 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	834,943	414,923
Realized Net Gain (Loss)	731,107	1,954,618
Change in Unrealized Appreciation (Depreciation)	(12,598,775)	3,387,709
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,032,725)	5,757,250
Distributions
Total Distributions	(2,514,988)	(470,654)
Capital Share Transactions
Issued	8,252,573	4,982,608
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2050 Fund—Note G	31,731,807	—
Issued in Lieu of Cash Distributions	2,439,402	460,885
Redeemed	(5,723,074)	(12,125,498)
Net Increase (Decrease) from Capital Share Transactions	36,700,708	(6,682,005)
Total Increase (Decrease)	23,152,995	(1,395,409)
Net Assets
Beginning of Period	21,583,236	22,978,645
End of Period	44,736,231	21,583,236
See accompanying Notes, which are an integral part of the Financial Statements.
22

Target Retirement 2050 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$50.09	$40.60	$37.63	$37.80	$35.07
Investment Operations
Net Investment Income[1]	.884	.798	.793	.851	.794
Capital Gain Distributions Received[1]	.009	.031	—	—	.001
Net Realized and Unrealized Gain (Loss) on Investments	(9.524)	9.498	3.053	(.204)	2.629
Total from Investment Operations	(8.631)	10.327	3.846	.647	3.424
Distributions
Dividends from Net Investment Income	(1.026)	(.741)	(.876)	(.789)	(.684)
Distributions from Realized Capital Gains	(4.993)	(.096)	—	(.028)	(.010)
Total Distributions	(6.019)	(.837)	(.876)	(.817)	(.694)
Net Asset Value, End of Period	$35.44	$50.09	$40.60	$37.63	$37.80
Total Return[2]	-20.18%	25.65%	10.26%	2.07%	9.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$44,736	$21,583	$22,979	$19,470	$16,804
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%[3]	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.10%	1.68%	2.08%	2.36%	2.16%
Portfolio Turnover Rate	4%[4]	4%	9%	3%	7%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2050 Fund on February 11, 2022, the AFFE was 0.15% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2050 Fund
Notes to Financial Statements
Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
24

Target Retirement 2050 Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2022, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
25

Target Retirement 2050 Fund
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2022, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions, distributions in connection with fund share redemptions, and adjustments related to fund acquisition were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	511,182
Total Distributable Earnings (Loss)	(511,182)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year
26

Target Retirement 2050 Fund
losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	635,174
Undistributed Long-Term Gains	121,329
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(50,349)
Net Unrealized Gains (Losses)	4,183,510
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	495,805	460,306
Long-Term Capital Gains	2,019,183	10,348
Total	2,514,988	470,654
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	40,538,975
Gross Unrealized Appreciation	8,177,492
Gross Unrealized Depreciation	(3,993,982)
Net Unrealized Appreciation (Depreciation)	4,183,510
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	194,700	105,418
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2050 Fund—Note G	715,647	—
Issued in Lieu of Cash Distributions	51,935	10,161
Redeemed	(131,023)	(250,603)
Net Increase (Decrease) in Shares Outstanding	831,259	(135,024)
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Target Retirement 2050 Fund
G.  On February 11, 2022, the Vanguard Target Retirement 2050 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2050 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 715,647,000 shares of Vanguard Target Retirement 2050 Fund for the 990,381,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $31,731,807,000, including $7,205,789,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2050 Fund's net assets of $21,438,369,000, resulting in combined net assets of $53,170,176,000 on February 11, 2022.
Assuming that the acquisition had been completed on October 1, 2021, the beginning of the fund's reporting period, the fund’s pro forma results of operations for the year ended September 30, 2022, would be:
Amount ($000)
Net Investment Income	1,116,976
Realized Net Gain (Loss)	1,178,205
Change in Unrealized Appreciation (Depreciation)	(13,326,919)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,031,738)
Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Institutional Target Retirement 2050 Fund that have been included in the fund's Statement of Operations since February 11, 2022.
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Target Retirement 2050 Fund
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	276,963	NA2	NA2	(111)	(11)	4,753	5	595,970
Vanguard Total Bond Market II Index Fund	1,352,429	2,632,847	271,767	(12,881)	(553,311)	55,211	4,449	3,147,317
Vanguard Total International Bond Index Fund	643,715	19,067	636,497	7,370	(33,655)	14,914	4,153	—
Vanguard Total International Bond II Index Fund	17,593	1,723,360	80,910	(2,327)	(220,411)	8,381	—	1,437,305
Vanguard Total International Stock Index Fund	7,790,535	12,702,743	380,291	89,186	(4,279,397)	419,218	—	15,922,776
Vanguard Total Stock Market Index Fund	11,498,459	12,864,729	1,195,757	704,816	(253,130)	332,466	—	23,619,117
Total	21,579,694	29,942,746[3]	2,565,222	786,053	(5,339,915)[3]	834,943	8,607	44,722,485
1	Includes $844,100,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
3	Includes securities of $24,422,950,000 and unrealized appreciation of $7,205,789,000 related to the acquisition of the Vanguard Institutional Target Retirement 2050 Fund. See Note G.
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
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Target Retirement 2055 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2055 Fund	-20.17%	4.38%	7.58%	$20,769
Target 2055 Composite Index	-19.81	4.84	7.95	21,495
MSCI US Broad Market Index	-17.67	8.70	11.45	29,566
Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
30

Target Retirement 2055 Fund
Underlying Vanguard Funds
As of September 30, 2022
Vanguard Total Stock Market Index Fund Institutional Plus Shares	53.5%
Vanguard Total International Stock Index Fund Investor Shares	36.2
Vanguard Total Bond Market II Index Fund Investor Shares	7.1
Vanguard Total International Bond II Index Fund Institutional Shares	3.2
The table reflects the fund’s investments, except for short-term investments and derivatives.
31

Target Retirement 2055 Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.6%)
U.S. Stock Fund (52.8%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	88,850,014	14,550,078
International Stock Fund (35.7%)
	Vanguard Total International Stock Index Fund Investor Shares	669,037,785	9,834,856
U.S. Bond Fund (7.0%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	208,186,538	1,931,971
International Bond Fund (3.1%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	34,130,761	872,382
Total Investment Companies (Cost $26,496,907)			27,189,287
Temporary Cash Investments (1.4%)
Money Market Fund (1.4%)
[1]	Vanguard Market Liquidity Fund, 2.828% (Cost $374,435)	3,745,664	374,454
Total Investments (100.0%) (Cost $26,871,342)			27,563,741
Other Assets and Liabilities—Net (0.0%)			6,293
Net Assets (100%)			27,570,034
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2022	1,603	179,636	(8,732)
E-mini S&P 500 Index	December 2022	1,115	200,784	(27,875)
				(36,607)

See accompanying Notes, which are an integral part of the Financial Statements.
32

Target Retirement 2055 Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $26,871,342)	27,563,741
Cash Collateral Pledged—Futures Contracts	14,039
Receivables for Accrued Income	5,603
Receivables for Capital Shares Issued	68,685
Total Assets	27,652,068
Liabilities
Payables for Investment Securities Purchased	57,262
Payables for Capital Shares Redeemed	21,205
Variation Margin Payable—Futures Contracts	3,567
Total Liabilities	82,034
Net Assets	27,570,034
At September 30, 2022, net assets consisted of:

Paid-in Capital	26,510,886
Total Distributable Earnings (Loss)	1,059,148
Net Assets	27,570,034

Net Assets
Applicable to 698,670,495 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	27,570,034
Net Asset Value Per Share	$39.46
See accompanying Notes, which are an integral part of the Financial Statements.
33

Target Retirement 2055 Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	502,651
Net Investment Income—Note B	502,651
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	4,933
Affiliated Funds Sold[1]	366,378
Futures Contracts	(35,127)
Realized Net Gain (Loss)	336,184
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	(7,517,932)
Futures Contracts	(33,090)
Change in Unrealized Appreciation (Depreciation)	(7,551,022)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,712,187)
1	Includes $249,187,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
34

Target Retirement 2055 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	502,651	237,123
Realized Net Gain (Loss)	336,184	883,852
Change in Unrealized Appreciation (Depreciation)	(7,551,022)	2,135,918
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,712,187)	3,256,893
Distributions
Total Distributions	(1,181,452)	(263,084)
Capital Share Transactions
Issued	6,339,068	3,618,989
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2055 Fund—Note G	19,001,359	—
Issued in Lieu of Cash Distributions	1,145,310	258,127
Redeemed	(3,538,531)	(7,255,587)
Net Increase (Decrease) from Capital Share Transactions	22,947,206	(3,378,471)
Total Increase (Decrease)	15,053,567	(384,662)
Net Assets
Beginning of Period	12,516,467	12,901,129
End of Period	27,570,034	12,516,467
See accompanying Notes, which are an integral part of the Financial Statements.
35

Target Retirement 2055 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$54.38	$44.08	$40.84	$40.95	$37.98
Investment Operations
Net Investment Income[1]	.981	.868	.862	.929	.868
Capital Gain Distributions Received[1]	.010	.034	—	—	.001
Net Realized and Unrealized Gain (Loss) on Investments	(10.672)	10.295	3.307	(.209)	2.819
Total from Investment Operations	(9.681)	11.197	4.169	.720	3.688
Distributions
Dividends from Net Investment Income	(1.099)	(.791)	(.929)	(.830)	(.718)
Distributions from Realized Capital Gains	(4.140)	(.106)	—	—	—
Total Distributions	(5.239)	(.897)	(.929)	(.830)	(.718)
Net Asset Value, End of Period	$39.46	$54.38	$44.08	$40.84	$40.95
Total Return[2]	-20.17%	25.61%	10.25%	2.09%	9.79%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,570	$12,516	$12,901	$10,202	$8,011
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%[3]	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.10%	1.68%	2.09%	2.37%	2.18%
Portfolio Turnover Rate	4%[4]	6%	8%	3%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2055 Fund on February 11, 2022, the AFFE was 0.15% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.
36

Target Retirement 2055 Fund
Notes to Financial Statements
Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
37

Target Retirement 2055 Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2022, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
38

Target Retirement 2055 Fund
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2022, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions, distributions in connection with fund share redemptions, and adjustments related to fund acquisition were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	280,908
Total Distributable Earnings (Loss)	(280,908)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year
39

Target Retirement 2055 Fund
losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	388,016
Undistributed Long-Term Gains	26,484
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(28,997)
Net Unrealized Gains (Losses)	673,645
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	290,151	251,522
Long-Term Capital Gains	891,301	11,562
Total	1,181,452	263,084
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	26,890,096
Gross Unrealized Appreciation	3,519,177
Gross Unrealized Depreciation	(2,845,532)
Net Unrealized Appreciation (Depreciation)	673,645
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	135,178	70,481
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2055 Fund—Note G	384,955	—
Issued in Lieu of Cash Distributions	21,903	5,241
Redeemed	(73,546)	(138,217)
Net Increase (Decrease) in Shares Outstanding	468,490	(62,495)
40

Target Retirement 2055 Fund
G.  On February 11, 2022, the Vanguard Target Retirement 2055 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2055 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 384,955,000 shares of Vanguard Target Retirement 2055 Fund for the 590,471,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $19,001,359,000, including $3,713,220,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2055 Fund's net assets of $12,651,876,000, resulting in combined net assets of $31,653,235,000 on February 11, 2022.
Assuming that the acquisition had been completed on October 1, 2021, the beginning of the fund's reporting period, the fund’s pro forma results of operations for the year ended September 30, 2022, would be:
Amount ($000)
Net Investment Income	670,239
Realized Net Gain (Loss)	570,245
Change in Unrealized Appreciation (Depreciation)	(7,969,368)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,728,884)
Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Institutional Target Retirement 2055 Fund that have been included in the fund's Statement of Operations since February 11, 2022.
41

Target Retirement 2055 Fund
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	161,357	NA2	NA2	(74)	(2)	2,939	3	374,454
Vanguard Total Bond Market II Index Fund	799,183	1,616,279	135,489	(6,508)	(341,494)	33,405	2,707	1,931,971
Vanguard Total International Bond Index Fund	344,485	10,203	340,619	27	(14,096)	7,981	2,223	—
Vanguard Total International Bond II Index Fund	25,166	1,003,025	22,098	(442)	(133,269)	5,110	—	872,382
Vanguard Total International Stock Index Fund	4,515,341	8,239,830	230,683	52,343	(2,741,975)	251,998	—	9,834,856
Vanguard Total Stock Market Index Fund	6,673,388	8,757,710	628,176	321,032	(573,876)	201,218	—	14,550,078
Total	12,518,920	19,627,047[3]	1,357,065	366,378	(3,804,712)[3]	502,651	4,933	27,563,741
1	Includes $536,590,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
3	Includes securities of $15,255,042,000 and unrealized appreciation of $3,713,220,000 related to the acquisition of the Vanguard Institutional Target Retirement 2055 Fund. See Note G.
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
42

Target Retirement 2060 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2060 Fund	-20.16%	4.38%	7.58%	$20,761
Target 2060 Composite Index	-19.81	4.84	7.95	21,495
MSCI US Broad Market Index	-17.67	8.70	11.45	29,566
Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
43

Target Retirement 2060 Fund
Underlying Vanguard Funds
As of September 30, 2022
Vanguard Total Stock Market Index Fund Institutional Plus Shares	53.4%
Vanguard Total International Stock Index Fund Investor Shares	36.3
Vanguard Total Bond Market II Index Fund Investor Shares	7.1
Vanguard Total International Bond II Index Fund Institutional Shares	3.2
The table reflects the fund’s investments, except for short-term investments and derivatives.
44

Target Retirement 2060 Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.6%)
U.S. Stock Fund (52.7%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	44,010,670	7,207,187
International Stock Fund (35.8%)
	Vanguard Total International Stock Index Fund Investor Shares	332,780,315	4,891,871
U.S. Bond Fund (6.9%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	102,561,634	951,772
International Bond Fund (3.2%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	16,984,497	434,124
Total Investment Companies (Cost $13,738,696)			13,484,954
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 2.828% (Cost $180,765)	1,808,272	180,773
Total Investments (99.9%) (Cost $13,919,461)			13,665,727
Other Assets and Liabilities—Net (0.1%)			13,829
Net Assets (100%)			13,679,556
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2022	778	87,185	(4,238)
E-mini S&P 500 Index	December 2022	550	99,041	(13,751)
				(17,989)

See accompanying Notes, which are an integral part of the Financial Statements.
45

Target Retirement 2060 Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $13,919,461)	13,665,727
Cash Collateral Pledged—Futures Contracts	6,905
Receivables for Accrued Income	2,758
Receivables for Capital Shares Issued	43,918
Total Assets	13,719,308
Liabilities
Payables for Investment Securities Purchased	27,905
Payables for Capital Shares Redeemed	10,092
Variation Margin Payable—Futures Contracts	1,755
Total Liabilities	39,752
Net Assets	13,679,556
At September 30, 2022, net assets consisted of:

Paid-in Capital	13,769,595
Total Distributable Earnings (Loss)	(90,039)
Net Assets	13,679,556

Net Assets
Applicable to 376,805,303 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,679,556
Net Asset Value Per Share	$36.30
See accompanying Notes, which are an integral part of the Financial Statements.
46

Target Retirement 2060 Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	249,498
Net Investment Income—Note B	249,498
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2,421
Affiliated Funds Sold[1]	150,263
Futures Contracts	(16,960)
Realized Net Gain (Loss)	135,724
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	(3,643,434)
Futures Contracts	(16,309)
Change in Unrealized Appreciation (Depreciation)	(3,659,743)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,274,521)
1	Includes $130,404,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
47

Target Retirement 2060 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	249,498	118,277
Realized Net Gain (Loss)	135,724	234,932
Change in Unrealized Appreciation (Depreciation)	(3,659,743)	1,205,875
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,274,521)	1,559,084
Distributions
Total Distributions	(376,437)	(125,887)
Capital Share Transactions
Issued	4,239,542	2,345,567
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2060 Fund—Note G	7,948,750	—
Issued in Lieu of Cash Distributions	363,769	122,717
Redeemed	(1,879,595)	(3,270,018)
Net Increase (Decrease) from Capital Share Transactions	10,672,466	(801,734)
Total Increase (Decrease)	7,021,508	631,463
Net Assets
Beginning of Period	6,658,048	6,026,585
End of Period	13,679,556	6,658,048
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2060 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$48.04	$38.95	$36.07	$36.16	$33.51
Investment Operations
Net Investment Income[1]	.903	.773	.762	.822	.768
Capital Gain Distributions Received[1]	.009	.029	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(9.930)	9.085	2.922	(.192)	2.495
Total from Investment Operations	(9.018)	9.887	3.684	.630	3.263
Distributions
Dividends from Net Investment Income	(.936)	(.684)	(.804)	(.717)	(.613)
Distributions from Realized Capital Gains	(1.786)	(.113)	—	(.003)	—
Total Distributions	(2.722)	(.797)	(.804)	(.720)	(.613)
Net Asset Value, End of Period	$36.30	$48.04	$38.95	$36.07	$36.16
Total Return[2]	-20.16%	25.60%	10.25%	2.07%	9.81%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,680	$6,658	$6,027	$4,359	$3,240
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%[3]	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.10%	1.69%	2.09%	2.37%	2.19%
Portfolio Turnover Rate	3%[4]	8%	6%	2%	3%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2060 Fund on February 11, 2022, the AFFE was 0.15% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2060 Fund
Notes to Financial Statements
Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
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Target Retirement 2060 Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2022, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
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Target Retirement 2060 Fund
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2022, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	135,740
Total Distributable Earnings (Loss)	(135,740)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year
52

Target Retirement 2060 Fund
losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	195,744
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(24,840)
Net Unrealized Gains (Losses)	(260,943)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	175,370	119,030
Long-Term Capital Gains	201,067	6,857
Total	376,437	125,887
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	13,926,670
Gross Unrealized Appreciation	1,335,018
Gross Unrealized Depreciation	(1,595,961)
Net Unrealized Appreciation (Depreciation)	(260,943)
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	98,649	51,610
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2060 Fund—Note G	175,083	—
Issued in Lieu of Cash Distributions	7,561	2,820
Redeemed	(43,088)	(70,564)
Net Increase (Decrease) in Shares Outstanding	238,205	(16,134)
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Target Retirement 2060 Fund
G.  On February 11, 2022, the Vanguard Target Retirement 2060 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2060 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 175,083,000 shares of Vanguard Target Retirement 2060 Fund for the 246,473,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $7,948,750,000, including $1,257,329,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2060 Fund's net assets of $6,986,111,000, resulting in combined net assets of $14,934,861,000 on February 11, 2022.
Assuming that the acquisition had been completed on October 1, 2021, the beginning of the fund's reporting period, the fund’s pro forma results of operations for the year ended September 30, 2022, would be:
Amount ($000)
Net Investment Income	320,615
Realized Net Gain (Loss)	257,001
Change in Unrealized Appreciation (Depreciation)	(3,866,543)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,288,927)
Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Institutional Target Retirement 2060 Fund that have been included in the fund's Statement of Operations since February 11, 2022.
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Target Retirement 2060 Fund
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	86,143	NA2	NA2	(37)	(3)	1,484	2	180,773
Vanguard Total Bond Market II Index Fund	433,205	762,138	71,002	(2,698)	(169,871)	16,541	1,387	951,772
Vanguard Total International Bond Index Fund	159,910	4,737	158,116	(1,205)	(5,326)	3,705	1,032	—
Vanguard Total International Bond II Index Fund	26,582	481,299	9,159	(209)	(64,389)	2,542	—	434,124
Vanguard Total International Stock Index Fund	2,398,266	4,027,850	115,802	27,772	(1,446,215)	126,045	—	4,891,871
Vanguard Total Stock Market Index Fund	3,556,910	4,470,270	246,332	126,640	(700,301)	99,181	—	7,207,187
Total	6,661,016	9,746,294[3]	600,411	150,263	(2,386,105)[3]	249,498	2,421	13,665,727
1	Includes $305,300,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
3	Includes securities of $6,668,081,000 and unrealized appreciation of $1,257,329,000 related to the acquisition of the Vanguard Institutional Target Retirement 2060 Fund. See Note G.
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
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Target Retirement 2065 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: July 12, 2017, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Since Inception (7/12/2017)	Final Value of a $10,000 Investment
Target Retirement 2065 Fund	-20.10%	4.36%	4.95%	$12,869
Target 2065 Composite Index	-19.81	4.84	5.39	13,153
MSCI US Broad Market Index	-17.67	8.70	9.07	15,734
Target 2065 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: the FTSE Global All Cap ex US Index for international stocks, the Bloomberg U.S. Aggregate Float Adjusted Index for U.S. bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged for international bonds, and the CRSP US Total Market Index for U.S. stocks. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
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Target Retirement 2065 Fund
Underlying Vanguard Funds
As of September 30, 2022
Vanguard Total Stock Market Index Fund Institutional Plus Shares	53.5%
Vanguard Total International Stock Index Fund Investor Shares	36.3
Vanguard Total Bond Market II Index Fund Investor Shares	7.0
Vanguard Total International Bond II Index Fund Institutional Shares	3.2
The table reflects the fund’s investments, except for short-term investments and derivatives.
57

Target Retirement 2065 Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.6%)
U.S. Stock Fund (52.7%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	10,092,657	1,652,773
International Stock Fund (35.8%)
	Vanguard Total International Stock Index Fund Investor Shares	76,208,148	1,120,260
U.S. Bond Fund (6.9%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	23,354,831	216,733
International Bond Fund (3.2%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	3,886,161	99,330
Total Investment Companies (Cost $3,445,687)			3,089,096
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 2.828% (Cost $40,905)	409,207	40,909
Total Investments (99.9%) (Cost $3,486,592)			3,130,005
Other Assets and Liabilities—Net (0.1%)			3,075
Net Assets (100%)			3,133,080
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2022	171	19,163	(931)
E-mini S&P 500 Index	December 2022	126	22,689	(3,150)
				(4,081)

See accompanying Notes, which are an integral part of the Financial Statements.
58

Target Retirement 2065 Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $3,486,592)	3,130,005
Cash Collateral Pledged—Futures Contracts	1,570
Receivables for Accrued Income	625
Receivables for Capital Shares Issued	13,669
Total Assets	3,145,869
Liabilities
Payables for Investment Securities Purchased	10,190
Payables for Capital Shares Redeemed	2,200
Variation Margin Payable—Futures Contracts	399
Total Liabilities	12,789
Net Assets	3,133,080
At September 30, 2022, net assets consisted of:

Paid-in Capital	3,458,760
Total Distributable Earnings (Loss)	(325,680)
Net Assets	3,133,080

Net Assets
Applicable to 131,872,233 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,133,080
Net Asset Value Per Share	$23.76
See accompanying Notes, which are an integral part of the Financial Statements.
59

Target Retirement 2065 Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	55,399
Net Investment Income—Note B	55,399
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	487
Affiliated Funds Sold[1]	20,690
Futures Contracts	(3,836)
Realized Net Gain (Loss)	17,341
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	(795,587)
Futures Contracts	(3,583)
Change in Unrealized Appreciation (Depreciation)	(799,170)
Net Increase (Decrease) in Net Assets Resulting from Operations	(726,430)
1	Includes $22,325,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
60

Target Retirement 2065 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	55,399	21,055
Realized Net Gain (Loss)	17,341	3,422
Change in Unrealized Appreciation (Depreciation)	(799,170)	217,888
Net Increase (Decrease) in Net Assets Resulting from Operations	(726,430)	242,365
Distributions
Total Distributions	(30,464)	(16,724)
Capital Share Transactions
Issued	1,578,131	855,105
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2065 Fund—Note G	1,399,373	—
Issued in Lieu of Cash Distributions	28,723	16,018
Redeemed	(546,565)	(530,659)
Net Increase (Decrease) from Capital Share Transactions	2,459,662	340,464
Total Increase (Decrease)	1,702,768	566,105
Net Assets
Beginning of Period	1,430,312	864,207
End of Period	3,133,080	1,430,312
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2065 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$30.31	$24.52	$22.69	$22.64	$20.79
Investment Operations
Net Investment Income[1]	.594	.500	.485	.529	.524
Capital Gain Distributions Received[1]	.005	.017	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(6.543)	5.712	1.802	(.116)	1.496
Total from Investment Operations	(5.944)	6.229	2.287	.413	2.020
Distributions
Dividends from Net Investment Income	(.535)	(.400)	(.457)	(.363)	(.170)
Distributions from Realized Capital Gains	(.071)	(.039)	—	.000[2]	—
Total Distributions	(.606)	(.439)	(.457)	(.363)	(.170)
Net Asset Value, End of Period	$23.76	$30.31	$24.52	$22.69	$22.64
Total Return[3]	-20.10%	25.59%	10.11%	2.09%	9.75%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,133	$1,430	$864	$420	$202
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%[4]	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.13%	1.72%	2.11%	2.42%	2.37%
Portfolio Turnover Rate	2%[5]	5%	6%	2%	1%
1	Calculated based on average shares outstanding.
2	Distribution was less than $.001 per share.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2065 Fund on February 11, 2022, the AFFE was 0.15% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2065 Fund
Notes to Financial Statements
Vanguard Target Retirement 2065 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
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Target Retirement 2065 Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2022, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
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Target Retirement 2065 Fund
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2022, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and adjustments related to fund acquisition were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	25,101
Total Distributable Earnings (Loss)	(25,101)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year
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Target Retirement 2065 Fund
losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	43,211
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(8,585)
Net Unrealized Gains (Losses)	(360,306)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	28,297	16,072
Long-Term Capital Gains	2,167	652
Total	30,464	16,724
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,490,311
Gross Unrealized Appreciation	127,085
Gross Unrealized Depreciation	(487,391)
Net Unrealized Appreciation (Depreciation)	(360,306)
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	56,194	29,600
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2065 Fund—Note G	47,117	—
Issued in Lieu of Cash Distributions	913	584
Redeemed	(19,535)	(18,250)
Net Increase (Decrease) in Shares Outstanding	84,689	11,934
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Target Retirement 2065 Fund
G.  On February 11, 2022, the Vanguard Target Retirement 2065 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2065 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 47,117,000 shares of Vanguard Target Retirement 2065 Fund for the 47,101,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $1,399,373,000, including $146,955,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2065 Fund's net assets of $1,667,328,000, resulting in combined net assets of $3,066,701,000 on February 11, 2022.
Assuming that the acquisition had been completed on October 1, 2021, the beginning of the fund's reporting period, the fund’s pro forma results of operations for the year ended September 30, 2022, would be:
Amount ($000)
Net Investment Income	67,481
Realized Net Gain (Loss)	28,137
Change in Unrealized Appreciation (Depreciation)	(830,057)
Net Increase (Decrease) in Net Assets Resulting from Operations	(734,439)
Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practical to separate the results of operations of Vanguard Institutional Target Retirement 2065 Fund that have been included in the fund's Statement of Operations since February 11, 2022.
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Target Retirement 2065 Fund
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	20,579	NA2	NA2	(13)	4	333	1	40,909
Vanguard Total Bond Market II Index Fund	98,064	173,377	17,065	(728)	(36,915)	3,618	307	216,733
Vanguard Total International Bond Index Fund	27,697	820	27,386	(966)	(165)	642	179	—
Vanguard Total International Bond II Index Fund	8,163	107,535	2,382	(40)	(13,946)	576	—	99,330
Vanguard Total International Stock Index Fund	513,012	972,328	29,675	6,378	(341,783)	28,318	—	1,120,260
Vanguard Total Stock Market Index Fund	761,415	1,175,236	44,110	16,059	(255,827)	21,912	—	1,652,773
Total	1,428,930	2,429,296[3]	120,618	20,690	(648,632)[3]	55,399	487	3,130,005
1	Includes $79,400,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
3	Includes securities of $1,253,008,000 and unrealized appreciation of $146,955,000 related to the acquisition of the Vanguard Institutional Target Retirement 2065 Fund. See Note G.
I.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
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Target Retirement 2070 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 28, 2022, Through September 30, 2022
Initial Investment of $10,000
	Total Returns Period Ended September 30, 2022
	Since Inception (6/28/2022)	Final Value of a $10,000 Investment
Target Retirement 2070 Fund	-7.50%	$9,250
Target 2070 Composite Index	-7.51	9,249
MSCI US Broad Market Index	-5.53	9,447
Target 2070 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: the FTSE Global All Cap ex US Index for international stocks, the Bloomberg U.S. Aggregate Float Adjusted Index for U.S. bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged for international bonds, and the CRSP US Total Market Index for U.S. stocks. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
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Target Retirement 2070 Fund
Underlying Vanguard Funds
As of September 30, 2022
Vanguard Total Stock Market Index Fund Institutional Plus Shares	53.9%
Vanguard Total International Stock Index Fund Investor Shares	36.1
Vanguard Total Bond Market II Index Fund Investor Shares	7.0
Vanguard Total International Bond II Index Fund Institutional Shares	3.0
The table reflects the fund’s investments, except for short-term investments.
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Target Retirement 2070 Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Stock Fund (53.9%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	104,990	17,193
International Stock Fund (36.1%)
	Vanguard Total International Stock Index Fund Investor Shares	782,743	11,507
U.S. Bond Fund (7.0%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	241,720	2,243
International Bond Fund (3.0%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	37,558	960
Total Investment Companies (Cost $34,814)			31,903
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund, 2.828% (Cost $—)	1	—
Total Investments (100.0%) (Cost $34,814)			31,903
Other Assets and Liabilities—Net (0.0%)			—
Net Assets (100%)			31,903
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2070 Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $34,814)	31,903
Receivables for Accrued Income	6
Receivables for Capital Shares Issued	542
Total Assets	32,451
Liabilities
Due to Custodian	2
Payables for Investment Securities Purchased	523
Payables for Capital Shares Redeemed	23
Total Liabilities	548
Net Assets	31,903
At September 30, 2022, net assets consisted of:

Paid-in Capital	35,451
Total Distributable Earnings (Loss)	(3,548)
Net Assets	31,903

Net Assets
Applicable to 1,724,853 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	31,903
Net Asset Value Per Share	$18.50
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2070 Fund
Statement of Operations

June 28, 2022[1] to September 30, 2022
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	134
Net Investment Income—Note B	134
Realized Net Gain (Loss)
Affiliated Funds Sold	(770)
Futures Contracts	(1)
Realized Net Gain (Loss)	(771)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(2,911)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,548)
1	Inception.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2070 Fund
Statement of Changes in Net Assets

June 28, 2022[1] to September 30, 2022
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	134
Realized Net Gain (Loss)	(771)
Change in Unrealized Appreciation (Depreciation)	(2,911)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,548)
Distributions
Total Distributions	—
Capital Share Transactions
Issued	50,855
Issued in Lieu of Cash Distributions	—
Redeemed	(15,404)
Net Increase (Decrease) from Capital Share Transactions	35,451
Total Increase (Decrease)	31,903
Net Assets
Beginning of Period	—
End of Period	31,903
1	Inception.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2070 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	June 28, 2022[1] to September 30, 2022
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income[2]	.113
Capital Gain Distributions Received[2]	—
Net Realized and Unrealized Gain (Loss) on Investments	(1.613)
Total from Investment Operations	(1.500)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$18.50
Total Return[3]	-7.50%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.08%[4]
Ratio of Net Investment Income to Average Net Assets	2.15%[4]
Portfolio Turnover Rate	44%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2070 Fund
Notes to Financial Statements
Vanguard Target Retirement 2070 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the period ended September 30, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2022.
3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally
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three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facility and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in an uncommitted credit facility provided by Vanguard, which may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. Any borrowings under the facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread, or based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the period ended September 30, 2022, the fund did not utilize the credit facility or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended September 30, 2022, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
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C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2022, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	134
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(3,682)
As of September 30, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	35,585
Gross Unrealized Appreciation	1
Gross Unrealized Depreciation	(3,683)
Net Unrealized Appreciation (Depreciation)	(3,682)
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Target Retirement 2070 Fund
E.  Capital shares issued and redeemed were:
June 28, 2022[1] to September 30,
2022
Shares (000)
Issued	2,487
Issued in Lieu of Cash Distributions	—
Redeemed	(762)
Net Increase (Decrease) in Shares Outstanding	1,725
1	Inception.
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Jun. 28, 2022[1] Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	—	NA2	NA2	—	—	—	—	—
Vanguard Total Bond Market II Index Fund	—	3,198	823	(34)	(98)	10	—	2,243
Vanguard Total International Bond II Index Fund	—	1,368	361	(15)	(32)	2	—	960
Vanguard Total International Stock Index Fund	—	16,933	3,847	(280)	(1,299)	55	—	11,507
Vanguard Total Stock Market Index Fund	—	24,772	5,656	(441)	(1,482)	67	—	17,193
Total	—	46,271	10,687	(770)	(2,911)	134	—	31,903
1	Inception.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
79

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund, Vanguard Target Retirement 2060 Fund, Vanguard Target Retirement 2065 Fund and Vanguard Target Retirement 2070 Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the "Funds") as of September 30, 2022, the related statements of operations, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.
Vanguard Target Retirement 2045 Fund (1)
Vanguard Target Retirement 2050 Fund (1)
Vanguard Target Retirement 2055 Fund (1)
Vanguard Target Retirement 2060 Fund (1)
Vanguard Target Retirement 2065 Fund (1)
Vanguard Target Retirement 2070 Fund (2)
(1) Statement of operations for the year ended September 30, 2022, statements of changes in net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022
(2) Statement of operations, statement of changes in net assets and financial highlights for the period June 28, 2022 (inception date) through September 30, 2022
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included
80

confirmation of securities owned as of September 30, 2022 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
81

Tax information (unaudited)
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal period qualified for the dividends-received deduction for corporate shareholders.
Fund	Percentage
Target Retirement 2045 Fund	34.4%
Target Retirement 2050 Fund	35.5
Target Retirement 2055 Fund	35.7
Target Retirement 2060 Fund	35.4
Target Retirement 2065 Fund	35.2
Target Retirement 2070 Fund	44.0
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal period.
Fund	($000)
Target Retirement 2045 Fund	388,738
Target Retirement 2050 Fund	297,869
Target Retirement 2055 Fund	172,371
Target Retirement 2060 Fund	90,207
Target Retirement 2065 Fund	18,656
Target Retirement 2070 Fund	—
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Target Retirement 2045 Fund	31,821
Target Retirement 2050 Fund	19,666
Target Retirement 2055 Fund	11,921
Target Retirement 2060 Fund	5,913
Target Retirement 2065 Fund	1,296
Target Retirement 2070 Fund	3
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds for the fiscal period are qualified short-term capital gains.
82

The following amounts were distributed as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal period.
Fund	($000)
Target Retirement 2045 Fund	3,330,689
Target Retirement 2050 Fund	2,028,205
Target Retirement 2055 Fund	893,757
Target Retirement 2060 Fund	201,067
Target Retirement 2065 Fund	2,167
Target Retirement 2070 Fund	—
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, are hereby designated as ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal period.
Fund	Percentage
Vanguard Target Retirement 2045 Fund	18.5%
Vanguard Target Retirement 2050 Fund	15.0
Vanguard Target Retirement 2055 Fund	15.1
Vanguard Target Retirement 2060 Fund	12.4
Vanguard Target Retirement 2065 Fund	16.0
Vanguard Target Retirement 2070 Fund	—
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated to shareholders as foreign source income and foreign taxes paid. Shareholders will receive more detailed information with their Form 1099-DIV to determine the calendar-year amounts to be included on their tax returns.
Fund	Foreign Source Income ($000)	Foreign Taxes Paid ($000)
Target Retirement 2045 Fund	510,430	31,104
Target Retirement 2050 Fund	410,682	25,120
Target Retirement 2055 Fund	246,545	15,093
Target Retirement 2060 Fund	123,228	7,548
Target Retirement 2065 Fund	27,621	1,695
Target Retirement 2070 Fund	54	3
83

Trustees Approve Advisory Arrangement
Effective December 2021, the board of Vanguard Target Retirement Funds approved the launch of Vanguard Target Retirement 2070 Fund, which utilizes an internalized management structure whereby The Vanguard Group, Inc. (Vanguard), through its Equity Index Group, provides investment advisory services to the fund. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the fund and its prospective shareholders. The fund was launched on June 28, 2022.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board considered the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to sound, disciplined investment management processes; the team has considerable experience, stability, and depth.
The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.
Investment performance
The board determined that the Equity Index Group, in its management of other Vanguard funds, has a track record of consistent performance and disciplined investment processes.
Cost
The board concluded that the fund’s expense ratio will be below the average expense ratio charged by funds in its peer group.
The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that Vanguard’s arrangement with the fund ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.
The board will consider whether to renew the advisory arrangement after a one-year period.
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"Bloomberg®," Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Aggregate Float Adjusted Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the Indices (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Target Retirement Funds or any member of the public regarding the advisability of investing in securities generally or in the Target Retirement Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Target Retirement Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Target Retirement Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Target Retirement Funds’ customers, in connection with the administration, marketing or trading of the Target Retirement Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TARGET RETIREMENT FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TARGET RETIREMENT FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
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Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q3080B 112022

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)           Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2022: $29,000
Fiscal Year Ended September 30, 2021: $32,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2022: $10,494,508
Fiscal Year Ended September 30, 2021: $11,244,694

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)           Audit-Related Fees.

Fiscal Year Ended September 30, 2022: $2,757,764
Fiscal Year Ended September 30, 2021: $2,955,181

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)           Tax Fees.

Fiscal Year Ended September 30, 2022: $5,202,689
Fiscal Year Ended September 30, 2021: $2,047,574

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)           All Other Fees.

Fiscal Year Ended September 30, 2022: $298,000
Fiscal Year Ended September 30, 2021: $280,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)             For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)            Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2022: $5,500,689
Fiscal Year Ended September 30, 2021: $2,327,574

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2022

VANGUARD CHESTER FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 21, 2022

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 11, 2022 (see File Number 333-11763), Incorporated by Reference.